UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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TODCO

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2000 W. Sam Houston Pkwy. S., Suite 800

Houston, Texas 77042-3615

Main 713.278.6000        Fax 713.278.6100

www.theoffshoredrillingcompany.com

March 24, 2006

DEAR FELLOW STOCKHOLDER:

On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Stockholders of TODCO. The meeting will be held at 10:00 a.m., Houston time, on Tuesday, May 9, 2006, at the Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas.

At the meeting, stockholders will be asked to vote on the election of two Class II Directors and the approval of certain amendments to our certificate of incorporation, all as described in detail in the attached Proxy Statement. TODCO’s Board of Directors recommends that you vote “FOR” the individuals nominated for election as Class II Directors and “FOR” each of Proposals 2 through 8 amending certain provisions of our certificate of incorporation.

Your vote is important. Whether or not you are able to attend the meeting, I hope you will vote promptly. This will ensure that your shares are represented at the meeting. Stockholders may vote by mailing the enclosed proxy card. Voting by proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of the voting options available to you. You may vote in person at the meeting even if you have previously submitted your proxy.

Yours respectfully,

Jan Rask

President and Chief Executive Officer

TODCO

2000 W. Sam Houston Parkway S.

Suite 800

Houston, Texas 77042-3615

(713) 278-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 9, 2006

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of TODCO will be held at the Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas, at 10:00 a.m., Houston time, on Tuesday, May 9, 2006, to consider and vote on:

1.	the election of two Class II Directors, each for a three-year term;

2.	the approval of certain amendments to our Third Amended and Restated Certificate of Incorporation (the “Charter”); and

3.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on March 17, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available at TODCO’s office at 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615, for a period of at least ten days prior to the Annual Meeting, and will also be available at the Annual Meeting.

By Order of the Board of Directors

Randall A. Stafford

Vice President, General Counsel and Corporate Secretary

March 24, 2006

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. No postage is required if mailed in the United States. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to ensure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

TODCO

2000 W. Sam Houston Parkway S.

Suite 800

Houston, Texas 77042-3615

(713) 278-6000

PROXY STATEMENT

FOR

THE ANNUAL MEETING OF STOCKHOLDERS

OF

TODCO

TO BE HELD ON MAY 9, 2006

GENERAL INFORMATION

Proxies are solicited on behalf of the Board of Directors of the Company to vote on the matters to be acted upon at the Annual Meeting of Stockholders (the “Annual Meeting”) of TODCO (the “Company”) to be held at Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas, at 10:00 a.m., Houston time, on Tuesday, May 9, 2006, or any adjournment or postponement thereof. This proxy statement, the notice of Annual Meeting and the enclosed proxy card are first being sent to holders of the Company’s shares of Class A common stock, par value $.01 per share (“Common Stock”), entitled to vote at the Annual Meeting (the “Stockholders”) on or about March 24, 2006.

VOTING AND PROXY

Stockholders may vote by completing the enclosed proxy card and mailing it in the envelope provided. Please refer to your proxy card for voting options available to you. A proxy may be revoked by a Stockholder at any time prior to the voting thereof by (i) filing with the Secretary of the Company a written revocation or (ii) by delivering to the Company a duly executed proxy bearing a later date. A proxy shall also be revoked if a Stockholder of record is present at the Annual Meeting and elects to vote in person.

Unless contrary instructions are indicated, all shares represented at the Annual Meeting by a validly executed proxy (and which have not been revoked before they are voted) will be voted:

1.	“FOR” the election of the Class II nominees for Director named herein;

2.	“FOR” each of Proposals 2 through 8 amending certain provisions of our Charter; and

3.	in accordance with the recommendation of management as to any other matters which may properly come before the Annual Meeting.

In the event a Stockholder specifies a different choice by means of the enclosed proxy, the Stockholder’s shares will be voted in accordance with the specification so made.

The cost of solicitation of proxies, if any, will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of the Common Stock. In addition to the use of mail, regular employees of the Company may solicit proxies by telephone or other means of communication.

VOTING SECURITIES OUTSTANDING

The Board of Directors set March 17, 2006 as the record date (the “Record Date”) for determining the Stockholders entitled to vote at the Annual Meeting. On the Record Date there were approximately                  outstanding shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. There are no cumulative voting rights. A list of all Stockholders entitled to vote will be available at the executive offices of the Company, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615, for a period of at least ten days prior to the Annual Meeting, and will also be available at the Annual Meeting. Only Stockholders of record on the books of the Company on the Record Date will be entitled to vote at the Annual Meeting.

For purposes of conducting the Annual Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. A holder of stock shall be treated as being present at the Annual Meeting if the holder of such stock is (i) present in person at the Annual Meeting or (ii) represented at the Annual Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the Chairman of the Board of Directors or the Stockholders holding a majority of the Common Stock present at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast except as otherwise provided by law or New York Stock Exchange (“NYSE”) rules.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Charter provides that the Board of Directors of the Company is divided or “classified” into three classes (“Class I”, “Class II” and “Class III”, respectively) serving staggered three year terms. The Company’s Corporate Governance Guidelines established by the Board of Directors specify that the Board of Directors will be comprised of not less than five nor more than twelve directors. The Company’s Board of Directors currently is comprised of seven members and will be comprised of seven members following the Annual Meeting if the two Class II Director nominees are elected. If elected, each Class II Director will hold office for a term ending on the date of the third annual meeting following the Annual Meeting. The current term for Class II Directors expires at the Annual Meeting. The current term for Class I and Class III Directors will expire at the 2008 and 2007 Annual Meetings of Stockholders, respectively.

Two persons have been nominated by the Board of Directors for election as Class II Directors at the Annual Meeting, each nominee is currently a member of the Board of Directors. The Board of Directors urges you to vote “FOR” the election of the individuals who have been nominated to serve as Class II Directors. It is intended that each validly executed proxy solicited hereby will be voted “FOR” the election of the listed nominees for Class II Directors, unless a contrary instruction has been indicated on such proxy. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominees

Class II Directors

Thomas M Hamilton, 62, has served as a director since May 2004. He served as the Chairman, President and Chief Executive Officer of EEX Corporation from January 1997 until his retirement in November 2002. From 1992 to 1997, Mr. Hamilton served as Executive Vice President of Pennzoil Company and as President of Pennzoil Exploration and Production Company. Mr. Hamilton was a director of BP Exploration, where he served as Chief Executive Officer of the Frontier and International Operating Company of BP Exploration from 1989 to 1991 and as the General Manager for East Asia/Australia/Latin America from 1988 to 1989. From 1985 to 1988, he held the position of Senior Vice President of Exploration at Standard Oil Company, prior to its being merged into BP. Mr. Hamilton is also a director and member of the audit committee of FMC Technologies Inc.

Thomas R. Hix, 58, was appointed as a director in February 2004. He was Senior Vice President and Chief Financial Officer of Cooper Cameron Corporation, a petroleum and industrial equipment and services company, from January 1995 until December 2002. Mr. Hix has been retired since January 2003. Previously, he was Senior Vice President of Finance, Treasurer and Chief Financial Officer of The Western Company of North America from September 1993 to April 1995. He is also a director of and chairman of the audit committee of El Paso Corporation and a director of and member of the audit committee of Health Care Service Corporation.

Continuing Directors

Class I Directors

Thomas N. Amonett, 63, Chairman, has served as a director since May 2004. He was appointed as lead independent director in October 2004 and was appointed Chairman in February 2005. He has been President and Chief Executive Officer of Champion Technologies, Inc., a manufacturer and distributor of specialty chemicals and related services since 1999. From November 1998 to June 1999, he was President, Chief Executive Officer

and a director of American Residential Services, Inc., a company providing equipment and services relating to residential heating, ventilating, air conditioning, plumbing, electrical and indoor air quality systems and appliances. From July 1996 until June 1997, Mr. Amonett was Interim President and Chief Executive Officer of Weatherford Enterra, Inc., an energy services and manufacturing company. Mr. Amonett also serves as a director and member of the audit committee of Reunion Industries Inc., a specialty manufacturing company, and a director and member of the Audit Committee of Bristow Group Inc., a global provider of helicopter services.

Suzanne V. Baer, 58, served as Executive Vice President and Chief Financial Officer of Energy Partners Ltd., an independent oil and natural gas exploration and production company focused on the shallow to moderate depth waters of the Gulf of Mexico Shelf from 2001 until her retirement in April 2005. She joined Energy Partners Ltd. in March 2000. From July 1998 until March 2000, Ms. Baer was Vice President and Treasurer of Burlington Resources Inc., an independent oil and natural gas exploration and production company, and, from October 1997 to July 1998, was Vice President and Assistant Treasurer of Burlington Resources.

Jan Rask, 50, has been President and Chief Executive Officer and has served as a director since July 2002. Mr. Rask was Managing Director, Acquisitions and Special Projects, of Pride International, Inc., a contract drilling company, from September 2001 to July 2002. From July 1996 to September 2001, Mr. Rask was President, Chief Executive Officer and a director of Marine Drilling Companies, Inc., a contract drilling company. Mr. Rask served as President and Chief Executive Officer of Arethusa (Off-Shore) Limited from May 1993 until the acquisition of Arethusa (Off-Shore) Limited by Diamond Offshore Drilling, Inc. in May 1996. Mr. Rask joined Arethusa (Off-Shore) Limited’s principal operating subsidiary in 1990 as its President and Chief Executive Officer. Mr. Rask has been a director of Veritas DGC Inc., an integrated geophysical service company, since 1998.

Class III Directors

R. Don Cash, 63, has served as a director since May 2004. He is a director of Questar Corporation, an integrated natural gas company. He served as the Chairman of the Board of Directors of Questar from May 1985 to May 2003, as Chief Executive Officer from May 1984 to May 2002 and as President from May 1984 to February 2001. Mr. Cash also serves as a director and member of the compensation committee of National Fuel Gas Co., a diversified energy company, a director of Aegis Mutual Insurance Services, a mutual insurance company, a director and chairman of the compensation committee of Zions Bancorporation and a director of The Texas Tech Foundation.

Robert L. Zorich, 56, was appointed to our Board of Directors in July 2005. He is a managing director and co-founder of EnCap Investments L.P., a leading provider of private equity to independent oil and gas companies, founded in 1988. From 1974 to 1988, Mr. Zorich held senior management positions with Trust Company of the West, Republic Bank of Dallas and MAZE Exploration, Inc., a private oil and gas company he co-founded. Mr. Zorich currently serves on the Board of Directors of Enerplus Resources Fund, a publicly traded oil and gas income fund, GFI Oil and Gas Corporation, an independent exploration and production company and several private portfolio companies.

Vote Required

The two nominees for election as Class II Directors at the Annual Meeting who receive the greatest number of votes cast by the Stockholders, a plurality, will be elected as Class II Directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, they may have authority to vote your shares. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or both of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors.

The Board of Directors recommends a vote FOR each Class II Director nominee.

PROPOSALS 2-8

AMENDMENTS TO THE CHARTER

On February 7, 2006, the Board of Directors approved proposals to amend the Company’s Charter, descriptions of which are set forth below. These descriptions are summaries only and are qualified in their entirety by reference to Annex A.

A revised Charter, excluding historical recitals and reflecting the proposed amendments is attached to this proxy statement as Annex A and has been marked to show changes from the Company’s current Charter assuming Stockholders approve each of the Proposals 2 through 8. Each proposal approved by stockholders will be effected by the filing of an amendment to the Charter with the Secretary of State of the State of Delaware promptly after the Annual Meeting.

Prior to the Company’s initial public offering of Class A Common Stock par value $0.01 per share (“Class A Common Stock”) in February 2004 (the “IPO”), Transocean Inc. and its affiliates (collectively “Transocean”) were the Company’s sole stockholders. Transocean remained our largest stockholder immediately after the IPO. The Company’s Charter included many corporate governance provisions specifically benefiting Transocean by name. The Charter also gave greater voting rights to the Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of which Transocean was the sole owner, than were given to public stockholders who owned Class A Common Stock.

The Charter provisions for the benefit of Transocean were required to be left in place for so long as Transocean was a significant stockholder of the Company. This was mandated by the terms of the Charter itself, and by contracts entered into between the Company and Transocean in connection with the IPO.

Transocean remained a significant stockholder of the Company throughout 2004 and into the second quarter 2005 but continued to reduce its ownership of the Company through public offerings and private sales. Transocean held all of our outstanding Class B Common Stock until December 2004, at which time it converted all of its then remaining Class B Common Stock into to Class A Common Stock. In June of 2005, Transocean reported that it had sold all of its remaining Class A Common Stock and was no longer a stockholder of the Company.

Because Transocean is no longer a stockholder of the Company and no shares of Class B Common Stock remain outstanding, the Charter provisions specifically benefiting Transocean and referring to Class B Common Stock are now superfluous. Accordingly, Proposals 2 through 6 would eliminate these lengthy and unneeded provisions from the Charter.

If you hold your shares through a broker, bank or other nominee, and you do not instruct your nominee how to vote on any of the proposals to amend the Charter, your nominee may not have authority to vote your shares. Broker non-votes and abstentions will have the same effect as vote against Proposals 2 through 6. We therefore urge you to instruct your nominee to vote your shares FOR each of the proposals.

Proposal 2 and 3; Approval of Amendments to the Company’s Charter to Remove Unnecessary and Outdated References to Transocean

The Board of Directors believes it is beneficial to amend the Charter to delete the non-operative provisions relating to Transocean and its subsidiaries (the “Transocean Companies”) because doing so will simplify the Charter and make it more understandable to the reader. If this proposal is adopted, no substantive change will occur to the rights and privileges afforded to the Company or its stockholders by the Charter because the references to Transocean and the voting and corporate governance rights granted to Transocean are no longer relevant.

Proposal 2

To reflect Proposal 2, the Charter would be amended to delete the following:

•	the second sentence of Section (2) of Article Fifth, which provides that prior to the date the Transocean Companies cease to own a majority of the shares of capital stock entitled to vote generally on the election of directors (“Trigger Date”), each director shall serve for a term ending on the next annual meeting;

•	the last sentence of Section (2) of Article Fifth, which provides that the Board of Directors are to decide either prior to the Trigger Date or as soon as practicable after the Trigger Date which directors are to serve in which class of directors;

•	the first sentence of Section (3) of Article Fifth, which provides that prior to the Trigger Date, any director may be removed with or without cause by a majority of shares of capital stock entitled to vote generally on the election of directors; and

•	all other references to Trigger Date in the Charter.

Vote Required

The affirmative vote of holders of shares representing at least 66 2/3% of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non-votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 2.

Proposal 3

To reflect Proposal 3, the Charter would be amended to delete Article Eighth in its entirety, which provides for certain acknowledgements, agreements, and duties related to Transocean as a stockholder and by renumbering the following Articles. These provisions in Article Eighth are now extraneous because Transocean is no longer a stockholder.

Vote Required

The affirmative vote of holders of shares representing at least 80% of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non-votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 3.

Proposals 4 and 5; Approval of Amendments to the Charter to Eliminate Supermajority Voting Requirements

The Company’s Charter requires a 66 2/3% vote for each of the following:

•	to amend any provision of Article Fifth, Article Sixth or Division B, Section 4(B) of Article Fourth (Article Fourth);

•	to amend the provisions relating to the number, classification, election, terms, removal and vacancies of the Company’s directors (Article Fifth); and

•	to amend the provisions relating to no stockholder action by written consent and calling for special meetings of stockholders (Article Sixth).

In addition, the Company’s Charter requires an 80% vote to amend the provisions of Article Tenth, which empowers the Board of Directors to amend the bylaws of the Company.

These provisions of the Charter were intended to make it more difficult to effect certain changes in the Charter without Transocean’s approval. Transocean is no longer a stockholder of the Company and, therefore, the supermajority voting intended to protect its interest are unnecessary. These provisions limit the ability of our stockholders to influence the corporate governance of the Company. As a result, the Board of Directors believes that the elimination of the supermajority provisions in the Company’s Charter is in the stockholders’ best interest and will provide them with greater power to influence their Company’s affairs.

Proposal 4

Under Proposal 4, the Charter would be amended to delete the following:

•	Division B, Section 4(B) of Article Fourth of the Company’s Charter will be amended by deleting the second and third sentences, which require a 66 2/3% vote to amend Division B, Section 4(B) of Article Fourth, Article Fifth and Article Sixth;

•	Article Fifth will be amended by deleting Section (5) of Article Fifth that requires a 66 2/3% vote to amend Article Fifth; and

•	Article Sixth will be amended by deleting Section (2) of Article Sixth that requires a 66 2/3% vote to amend Article Sixth.

Vote Required

The affirmative vote of holders of shares representing at least 66-2/3% of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non-votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 4.

Proposal 5

To reflect Proposal 5, Article Tenth of the Charter would be amended to delete the last sentence in the article.

Vote Required

The affirmative vote of holders of shares representing at least 80% of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non-votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 5.

Proposal 6; Amendments to the Charter to Eliminate the Class B Common Stock and Provide for a Single Class of Common Stock

The Company established the dual classes of common stock in connection with its IPO. Each share of Class B Common Stock was entitled to five votes while Class A Common Stock was entitled to only one vote. Transocean and its affiliates were the sole holders of Class B Common Stock. Transocean is no longer a stockholder of the Company and no shares of Class B Common Stock are outstanding.

The Company currently has 810,000,000 authorized shares of capital stock, with 500,000,000 shares classified as Class A Common Stock, 260,000,000 shares classified as Class B Common Stock, and 50,000,000 classified as preferred stock. As of March 17, 2006, the Company’s issued and outstanding capital stock consisted of                  shares of Class A Common Stock.

The Board of Directors considered a number of factors in its determination to recommend stockholder approval of this proposal to eliminate our Class B Common Stock and to rename our Class A Common Stock to “Common Stock,” including the simplification of our capital structure and reduction in investor confusion resulting from the dual classes of common stock in our Charter. This proposal, if approved, would result in the Company having 550,000,000 authorized shares of capital stock, with 500,000,000 shares classified as a single class of Common Stock par value of $0.01 per share, and 50,000,000 shares classified as preferred stock.

In light of the above, the Board of Directors has determined that it would be in the best interest of the Company and its stockholders to amend the Charter as follows:

•	replace the reference to 810,000,000 authorized shares of capital stock in the first paragraph of Article Fourth with a reference to 550,000,000 such shares;

•	delete the reference to 260,000,000 authorized shares of Class B Common Stock in the first paragraph of Article Fourth;

•	delete the first paragraph of Division B of Article Fourth, referring to the relative rights of Class A Common Stock and Class B Common Stock;

•	replace all references to Class A Common Stock and Class B Common Stock in the first paragraph of Article Fourth and in Division B, Sections 1, 4(A) and the first clause of Section 4(B) of Article Fourth, with references to “Common Stock”;

•	delete the last three sentences of Division B, Section 1 of Article Fourth relating to the treatment of Class A Common Stock and Class B Common Stock in connection with dividends, distribution, reclassification, subdivision and combinations of common stock;

•	delete the reference to equal treatment of Class A Common Stock and Class B Common Stock in Division B, Section 2 of Article Fourth relating to distribution of assets;

•	delete Division B, Section 3 of Article Fourth relating to the equal treatment of the Class A Common Stock and Class B Common Stock upon any reorganization, consolidation or certain mergers;

•	delete all references to voting rights of Class A Common Stock and Class B Common Stock in Division B, Section 4(A) of Article Fourth;

•	delete all of Division B, Section 4(B) of Article Fourth and all of Division B, Section 4(C) of Article Fourth relating to the relative voting rights of Class A Common Stock and Class B Common Stock;

•	delete Division C, Section 2(A)-(I) of Article Fourth, which contains the terms and provisions governing the conversion of shares of Class B Common Stock into Class A Common Stock; and

•	add a final paragraph to Article Fourth stating that following the adoption of the proposed amendment, each certificate representing shares of Class A Common Stock would be deemed, for all purposes, to evidence ownership of the same number of shares of Common Stock represented by that certificate.

Vote Required

The affirmative vote of holders of shares representing a majority of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 6.

Proposal 7; Amendments to the Charter to Clarify that the Company may Issue Stock Dividends

The purpose of the proposed amendment is to clarify and make explicit that the Company may pay dividends in shares of its Capital Stock. The first sentence of Division B, Section 1 of Article Fourth in the Charter could be interpreted to mean that the Company is prohibited from paying dividends in shares of its own capital stock. It is the intention of the Company to have the option, if it so desires, to pay dividends in shares of its own capital stock, and the Board of Directors believes that this is advisable and in the best interests of the Company that the stockholders approve the proposed amendment.

Vote Required

The affirmative vote of holders of shares representing a majority of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non-votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 7.

Proposal 8; Authority to Amend and Restate the Charter to Reflect Amendments Approved by the Stockholders

The purpose of this proposal is to provide authority for the Company to file an amended and restated certificate of incorporation (“Amended Charter”) to reflect those amendments set forth in Proposals 2-7 that are approved by the stockholders. The Amended Charter will also (i) integrate and restate the terms and provisions related to the Company’s Certificate of Designations of Series A Junior Participating Preferred Stock and (ii) contain other conforming changes to reflect those amendments approved by the stockholders.

Vote Required

The affirmative vote of holders of shares representing a majority of the outstanding shares of Common Stock is required to approve this proposal. Therefore, the failure to vote, abstensions and broker non votes will have the same effect as a vote against this amendment.

The Board of Directors recommends a vote FOR Proposal 8.

CORPORATE GOVERNANCE

The Corporate Governance Committee and the Board of Directors have approved several corporate governance initiatives. The Board of Directors approved the TODCO Code of Business Conduct and Ethics, the TODCO Corporate Governance Guidelines, and the Committee Charters for the Audit, Executive Compensation and Corporate Governance Committees. The Company’s Committee Charters and Corporate Governance Guidelines were reviewed by the Board of Directors in February 2006 to, among other things, ensure that they comply with the applicable corporate governance requirements contained in NYSE listing standards and make other enhancements to the Company’s corporate governance policies. All of these documents are published in full in the Governance section of “Investor Relations” of the Company’s website: http://www.theoffshoredrillingcompany.com under the tab labeled “Governance Documentation” and are available in print without charge from the Company’s Investor Relations Department. Such requests should be directed to the Investor Relations Department, TODCO, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615.

The TODCO Code of Business Conduct and Ethics (“Ethics Code”) applies to all of the Company’s directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions. The Ethics Code includes provisions addressing:

•	conflicts of interest,
•	corporate opportunities,
•	confidentiality,
•	fair dealing,
•	protection and proper use of Company assets, and
•	compliance with laws, rules and regulations, including laws addressing insider trading, antitrust and the Foreign Corrupt Practices Act.

No waivers of the Ethics Code have been requested or granted since the Company became publicly traded in February 2004. Pursuant to the Ethics Code, the Company and the Board of Directors established provisions for confidential and anonymous submission of reports of non-compliance with Company policies, practices, standards and procedures to the Company’s General Counsel and Executive Vice President, Finance and Administration. The Company and the Board of Directors also established means for submission of reports of accounting, auditing or other business irregularities by any employee through an anonymous toll free hotline. There were no substantive revisions or amendments to the Ethics Code during 2005.

The Corporate Governance Guidelines adopted by the Board of Directors provide, among other things, that it shall conduct:

•	regular executive sessions without management,
•	separate meetings of only independent directors,
•	a formal annual evaluation of the CEO’s performance by independent directors,
•	an annual self-evaluation of the Board of Directors and its committees, and annual reviews of the committee charters, the Ethics Code and the TODCO Corporate Governance Guidelines.

Independence of Board Members/Committee Structure. The Company’s corporate governance guidelines require that at least a majority of the directors meet the independence requirements of the NYSE. The standards of the NYSE relating to independence of a director consist of both a requirement for a board determination that the director has no material relationship with the listed company and the director cannot have any of several specific listed relationships that preclude independence. The Board of Directors considers all relevant facts and circumstances in assessing whether a director is independent.

All of the members of the Board of Directors’ standing committees are independent directors. In this regard, the Board of Directors has affirmatively determined that Ms. Baer and Messrs. Amonett, Cash, Hamilton, Hix and Zorich are independent and have no material relationship with the Company. Presently, all but one of the members of the Board of Directors are independent. All of the directors that serve on the Company’s Corporate Governance Committee, Audit Committee and Executive Compensation Committee are independent.

The Board of Directors has also considered what types of disclosures should be made relating to the process of determining director independence. To assist in making disclosures regarding its determinations of independence, the Board of Directors has adopted categorical standards as permitted under the listing standards of the NYSE. These categorical standards deal only with what types of relationships need to be disclosed and not whether a particular director is independent. The Board of Directors considers all relevant facts and circumstances in determining whether a director is independent.

A relationship satisfies the categorical standards adopted by the Board of Directors if it:

•	is a type of relationship addressed in:

-	Item 404 of Regulation S-K of the Securities and Exchange Commission, but under those rules, disclosure is not required, or

-	Section 303A.02(b) of the NYSE Listed Company Manual (listing relationships that preclude a determination of independence), but under those rules, a determination of independence is not precluded; or

•	consists of charitable contributions by the Company to an organization where a director is an executive officer and such contributions do not exceed the greater of $100,000 or 1% of the organization’s gross revenue in any of the last three years.

None of the independent directors has ongoing relationships relevant to an independence determination that were outside the scope of the Board’s categorical standards.

Presiding Director for Executive Sessions. The non-management directors of the Company met in executive session at each regularly scheduled Board of Directors meeting in 2005. During 2006, they are again scheduled to meet in executive session without management at each regularly scheduled board meeting. The Chairman of the Board, Mr. Amonett, presides over meetings of the independent directors.

Director Nomination Process. The Board of Directors has designated the Corporate Governance Committee as the committee authorized to consider and recommend nominees for the Board of Directors. The Company’s Corporate Governance Guidelines require that the Corporate Governance Committee assess the needs of the Company and the Board of Directors so as to recommend candidates who will further the Company’s goals. In making that assessment, the Corporate Governance Committee has determined that a candidate must have high professional and personal ethics and values; a record of professional accomplishment in his/her chosen field; relevant expertise and experience; and a reputation, both personal and professional, consistent with the values expressed in the Company’s Ethics Code. In addition to these minimum qualities, the Corporate Governance Committee considers other qualities that may be desirable. For example, the Board of Directors is committed to having a majority of independent directors and, accordingly, the Corporate Governance Committee evaluates the independence status of any potential director. The Corporate Governance Committee evaluates whether or not a candidate contributes to the Board of Directors’ overall diversity and whether or not the candidate can contribute positively to the skill sets of the existing board members.

The Corporate Governance Committee has several methods of identifying candidates. First, the Corporate Governance Committee considers and evaluates whether or not the existing directors whose terms are expiring remain appropriate candidates for the board. Second, the Corporate Governance Committee requests from time to time that its members and other board members identify possible candidates. Mr. Hix was recommended to the Board of Directors by another director. Third, the Corporate Governance Committee has the authority to retain one or more search firms to aid in its search. Messrs. Amonett, Cash, Hamilton, Zorich and Ms. Baer were included in a group of candidates identified by a search firm retained by the Corporate Governance Committee.

Stockholder Nominations. The Company’s Bylaws provide that nominations for the election of directors may be made by the Board of Directors or by any stockholder (each, a “Nominator”) entitled to vote in the election of directors. No person is eligible for election as a director of the Company unless nominated in accordance with the procedures set forth therein. Such nominations, other than those made by the Board of Directors, must be made in writing pursuant to timely notice delivered to or mailed and received by the Corporate Secretary of the Company at the address for shareholder communication set forth below and must include the information required in this paragraph. To be timely in connection with an annual meeting of stockholders, a Nominator’s notice, setting forth the name and address of the person to be nominated, must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 days nor more than 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. To be timely in connection with any election of a director at a special meeting of the stockholders, a Nominator’s notice, setting forth the name of the person to be nominated, must be delivered to or mailed and received at the principal executive offices of the Company not less than 40 days nor more than 60 days prior to the date of such meeting; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the special meeting of the stockholders is given or made to the stockholders, the Nominator’s notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. At such time, the Nominator must also submit written evidence, reasonably satisfactory to the Corporate Secretary of the Company, that the Nominator is a stockholder of the Company and must identify in writing (a) the name and address of the Nominator, as they appear on the Company’s books and records, (b) the number of shares of each class or series of capital stock of the Company of which such stockholder is the beneficial owner, (c) a description of all arrangements or understandings between the Nominator and each nominee and any other persons with whom the Nominator is acting in concert (including their names and addresses, as they appear on the Company’s books and records, and the number of shares beneficially owned by them) pursuant to which the nomination or nominations are to be made. At such time, the Nominator must also submit in writing (i) the name, age, business address and residence address of such proposed nominee, (ii) the principal occupation or employment of such proposed nominee, (iii) the number of shares of each class of capital stock of the Company beneficially owned by such proposed nominee, (iv) the written consent of such proposed nominee to having such person’s name placed in nomination at the meeting and to serve as a director if elected, (v) any other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act and (vi) a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a member of the Board of Directors, he or she will serve and that he or she is eligible for election as a member of the Board of Directors. Within 30 days (or such shorter time period that may exist prior to the date of the meeting) after the Nominator has submitted the aforesaid items to the Corporate Secretary of the Company, the Corporate Secretary of the Company shall determine whether the evidence of the Nominator’s status as a stockholder submitted by the Nominator is reasonably satisfactory and shall notify the Nominator in writing of his determination. The failure of the Corporate Secretary of the Company to find such evidence reasonably satisfactory, or the failure of the Nominator and/or nominee to submit the requisite information in the form or within the time indicated, shall make the person to be nominated ineligible for nomination at the meeting at which such person is proposed to be nominated. The Chairman of the Meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Beneficial ownership shall be determined in accordance with Rule 13d-3 under the Exchange Act.

The Company did not receive any nominations for director from stockholders for consideration at the 2006 Annual Meeting.

Process for Stockholder Communications with the Board of Directors. The Board of Directors has established a process whereby interested parties may communicate with the Board of Directors and/or with any individual director. Stockholders may send communications in writing, addressed to the Board of Directors or an individual director, c/o Corporate Secretary, 2000 W. Sam Houston Parkway S., Suite 800, Houston, TX 77042-3615. The Corporate Secretary will forward these communications to the addressee.

Director Compensation

The Company’s Board of Directors established its current compensation arrangement effective January 1, 2005. Directors who are also full-time officers or employees of the Company receive no additional compensation for serving as directors. The Chairman of the Board is paid an annual retainer of $140,000. All other directors receive an annual retainer of $35,000. The Audit Committee chairman receives an additional $15,000 annual retainer. The Executive Compensation Committee chairman and Corporate Governance committee chairman receive an additional $10,000 annual retainer. Non-employee directors also receive a fee of $1,500 for each Board of Directors or committee meeting attended in person or by telephone, plus incurred expenses where appropriate.

Upon election to the Board of Directors, each outside director is granted 5,000 fully-vested deferred stock units (“DSUs”) payable in shares of Common Stock on the earlier of five years from the date of grant or termination from the Board of Directors. Directors may also elect to further defer the receipt of the shares of common stock. On the date of each annual meeting thereafter each outside director is granted $65,000 in fully-vested DSUs, based on the closing price of common stock as reported in Wall Street Journal for that date. DSUs are payable in shares of common stock on the earlier of five years from the date of grant or termination from the Board. Directors also may elect to further defer the receipt of the shares of common stock. Because the level of awards to outside directors are not specified in the Company’s 2005 Long Term Incentive Plan, the Board of Directors will have authority to determine the awards made to outside directors from time to time without the prior approval of the Company’s stockholders.

Stockholder Proposals

To submit proposals for consideration at the Company’s Annual Meeting in 2007, including nomination of individuals for election to the Company’s Board of Directors, stockholders may use the procedures set forth in the Company’s bylaws, which provide that stockholder proposals may be made by any stockholder entitled to vote at the meeting who timely complies with the notice procedures set forth herein. To be timely, a stockholder’s proposal must be delivered to or mailed to and received by the Corporate Secretary of the Company at the principal executive offices of the Company no more than one hundred twenty days prior to the anniversary of the date this proxy statement is first mailed to stockholders, which in 2006 is March 24, 2006. Accordingly, to be considered during the 2007 Annual Meeting, stockholder proposals must be received by the Company’s Corporate Secretary no later than November 24, 2006. The Company did not receive any stockholder proposals for consideration at the 2006 Annual Meeting.

Board of Directors

The Board of Directors met six times during the fiscal year ended December 31, 2005. The Board of Directors has three standing committees: the Audit Committee, the Corporate Governance Committee and the Executive Compensation Committee, each of which selects a Committee Chairman from its members. Except for Ms. Baer and Mr. Zorich, during 2005, each incumbent director attended at least 75% of the meetings held by the Board of Directors and the committees of which he/she was a member. Ms. Baer joined the board in May 2005 and Mr. Zorich joined the board in July 2005.

Although the Company does not have a formal policy, the Company expects all of its directors to attend the Annual Meeting of Stockholders. All of our then current directors attended the 2005 Annual Meeting of Stockholders.

Corporate Governance Committee

The Corporate Governance Committee assists the Board of Directors in:

•	identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors,
•	recommending to the Board of Directors the director nominees to fill vacancies and to stand for election at the next annual meeting of stockholders,
•	reviewing and recommending board compensation,
•	developing and recommending to the Board of Directors the corporate governance principles to be applicable to the Company,
•	recommending committee assignments for directors to the Board of Directors, and
•	overseeing an annual review of Board of Directors performance.

The Corporate Governance Committee is governed by a charter adopted by the Board of Directors. The charter is available on the Company’s website at www.theoffshoredrillingcompany.com by following the link to “Investor Relations,” “Governance,” and “Governance Documentation.” The Corporate Governance Committee met twice during 2005. The Committee currently consists of Chairman Mr. Cash and Messrs. Amonett, Hix and Zorich.

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accountants. The Audit Committee also monitors the integrity of the Company’s financial statements and the independence and performance of the Company’s auditors and reviews the Company’s financial reporting processes. The Audit Committee reviews and reports to the Board of Directors the scope and results of audits by the Company’s independent registered public accountants and the Company’s internal auditing staff and reviews the audit and other professional services rendered by the independent registered public accountants. It also reviews with the independent registered public accountants the adequacy of the Company’s system of internal controls. It reviews transactions between the Company and the Company’s directors and officers, the Company’s policies regarding those transactions and compliance with the Company’s business ethics and conflict of interest policies.

The Board of Directors requires that all members of the Audit Committee meet the financial literacy standard required under the NYSE rules and that at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the SEC has adopted rules requiring that the Company disclose whether or not the Company’s audit committee has an “audit committee financial expert” as a member. An “audit committee financial expert” is defined as a person who, based on his or her experience, satisfies all of the following attributes:

•	an understanding of generally accepted accounting principles and financial statements;

•	an ability to assess the general application of such principles in connection with accounting for estimates, accruals, and reserves;

•	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

The person is to further have acquired such attributes through one or more of the following:

•	education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or other relevant experience.

The Audit Committee is governed by a charter adopted by the Board of Directors. The charter is attached to this Proxy Statement as Annex B and is also available on our website at www.theoffshoredrillingcompany.com by following the link to “Investor Relations,” “Governance,” and “Governance Documentation.” The Audit Committee met ten times during 2005. The Audit Committee currently consists of its Chairman, Mr. Hix, Messrs. Hamilton and Zorich and Ms. Baer. The Board of Directors has reviewed the criteria set by the SEC and determined that all four members meet the financial literacy standards required by NYSE rules and that Mr. Hix and Ms. Baer qualify under NYSE rules as having accounting or related financial management expertise. The Board of Directors has also determined that Mr. Hix qualifies as an “audit committee financial expert”. Mr. Hix is an accountant by education and served as the Chief Financial Officer of Cooper Cameron Corporation and The Western Company of North America, both of which were public companies.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of four independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and in the NYSE listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors. To carry out its responsibilities, the Audit Committee met ten times during 2005.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the independent registered public accounting firm employed by the Company (including resolution of any disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (as amended) (Communication with Audit Committees).

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public firm that firm’s independence.

The Audit Committee has recommended, and the Board of Directors has approved, the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission. The recommendation was based upon the Audit Committee’s review, the exercise of its business judgment, the discussions referred to above and reliance upon the Company’s management and the Company’s independent registered public accounting firm.

Submitted by the Audit Committee,

Thomas R. Hix, Chairman

Suzanne V. Baer

Thomas M Hamilton

Robert L. Zorich

February 28, 2006

Executive Compensation Committee

The Executive Compensation Committee is appointed by the Board of Directors to assist the Board of Directors in developing a fair compensation program for executives and complying with the Board of Directors’ legal and regulatory requirements as to executive compensation. The Executive Compensation Committee met three times during 2005. The Executive Compensation Committee currently consists of its Chairman, Mr. Hamilton, Messrs. Cash and Amonett and Ms. Baer.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

From January 1, 2005 to March 23, 2005 the Company’s Executive Compensation Committee (the “Committee”) was comprised of Messrs. Robert L. Long, Chairman, Thomas N. Amonett, R. Don Cash and Thomas M Hamilton. Mr. Long resigned from the Board of Directors and the Executive Compensation Committee on March 23, 2005. Ms. Suzanne V. Baer was elected to the Board and appointed to the committee on May 10, 2005. All past and current members of the Committee are independent directors under the rules of the New York Stock Exchange, other than Mr. Long. The Company was entitled during 2005 to the benefit of the “controlled company” exception from the requirement that all members of the Committee be independent directors under the rules of the New York Stock Exchange.

During 2005, the Committee met 3 times, including meetings in executive session without representatives of management.

Executive Officer Compensation

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team and appropriately reward individual executives for their contributions to the attainment of the Company’s key strategic goals, both short term and long term. We review the compensation principles for the executive officers each year. We also review and establish the individual compensation levels for the executive officers. The Committee retains a nationally recognized compensation consulting firm to assist it in formulating its compensation policies and applying the policies to the compensation of executive officers, as well as to advise the Committee about the types and reasonableness of compensation payable to executives compared to companies in the Company’s industry.

The Company’s executive officer compensation program is comprised of base salary, annual cash bonus and long-term incentive compensation currently in the form of stock options, restricted stock and deferred performance units. Additionally, executive officers may participate, on the same basis as other employees, in the Company’s broad based plans and benefits available to all employees.

Base Salary. Base salary levels for Jan Rask, the Company’s Chief Executive Officer (“CEO”), T. Scott O’Keefe, its Chief Financial Officer (“CFO”) in 2005, and David J. Crowley, the Company’s Vice President—Marketing in 2005 were initially established in their respective employment contracts. The employment contracts were entered into in July 2002 in the case of Messrs. Rask and O’Keefe, and in April of 2003 in the case of Mr. Crowley. Under the terms of each employment contract, the Company is required to annually review the executive’s base salary.

We set base salaries for executive officers so that they approximate the size-adjusted median for salaries of comparable executives in our compensation peer group. The compensation peer group includes several of the Company’s competitors as well as other companies in the oil field service business. We adjust executive officer base salaries when warranted by the individual’s experience and performance and when surveys of the compensation peer group and of companies in the offshore drilling industry show increases in base salaries. Individual experience and performance is subjectively assessed by the individual’s supervisor or, in the case of the CEO, the Committee.

Cash Bonus. Another element of executive officer compensation is the Company’s Performance Bonus Plan, established under the Long Term Incentive Plan and pursuant to which key employees may receive cash bonuses. The purpose of the Performance Bonus Plan is to link the cash compensation of key employees directly to the Company’s financial performance and, in the case of most executive officers, to the employee’s accomplishment of his individual goals. This variable cash compensation element enables the Company to be competitive in attracting and retaining talented personnel during periods of high demand, without creating an unduly high fixed cost overhead structure that could be burdensome during periods of weak demand in the Company’s cyclical industry.

Under the Performance Bonus Plan, executive officers and other key employees can earn a cash bonus ranging from zero to 200% of a target bonus level set as a percentage of the employee’s base salary. The target bonus level for each individual is generally set to approximate the median cash bonus opportunities for similarly-situated employees in the compensation peer group companies. The actual bonus awarded under the Performance Bonus Plan generally depends on the level of achievement attained by the Company and the key employee toward multiple, predetermined performance goals.

In 2005, the key performance measurement criteria and corresponding weights utilized under the Performance Bonus Plan for all employees, including executive officers, were as follows:

Performance Criteria	Operations Personnel, Health Safety and Environment Personnel and Rig Level Personnel	Other Shore-Based Personnel(1)
EBITDA	25%	70%
Direct Operating Expenses	25%	-
Downtime	25%	-
Safety	25%	-
Individual Goals	-	30%

(1)	The Company’s CEO and all other Named Executive Officers, other than the Vice President of Operations, were evaluated under the criteria for “Other Shore-Based Personnel.” The Vice President of Operations was evaluated under the criteria for “Operations Personnel, Health Safety and Environmental Personnel and Rig Level Personnel.” In addition to the criteria noted above the Committee reserved the right at its discretion to adjust performance bonuses either upwards or downwards in connection with the Company’s overall safety performance.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and direct operating expenses, each as derived from the Company’s financial statements, are used as measures of the Company’s overall financial performance as compared to its annual budget. Downtime is defined as unscheduled suspension of rig operations due to equipment failure and is compared to a maximum target figure established at the beginning of the year. Safety performance is measured by comparing the number of recordable safety incidents experienced by the Company to a maximum target number of recordable safety incidents per 200,000 man-hours worked. Individual goals are job-specific goals agreed to by the employee and his or her immediate supervisor. The Committee sets the individual goals applicable to our CEO and approves those applicable to all other Executive Officers.

The Committee also has discretion to award cash bonuses unrelated to the pre-determined criteria described above to reward special efforts by employees, generally in connection with unplanned events.

Stock Option Adjustment Bonuses. On August 2, 2005, the TODCO Board of Directors declared a special cash dividend of $1.00 per share to stockholders of record on August 15, 2005. Prior to that time, the Company’s stated policy was that it did not intend to pay dividends. Therefore, in order to equitably compensate holders of certain incentive awards under the Company’s long-term incentive plans for the impact of the extraordinary cash dividend on such outstanding awards, the Committee determined to award a special cash bonus to the holders of such awards including the named executive officers. After consideration of valuation models, the Committee awarded a special cash bonus of $.70 per share to holders of outstanding unexercised stock options and deferred stock units granted under the Company’s long term incentive plans to compensate for the potential loss of value associated with payment of the special cash dividend.

Equity Incentive Compensation. In 2005, the Committee approved the grant of both stock options and deferred performance units under the Long Term Incentive Plan to provide incentives to retain the Company’s executive officers, and align their interests with those of the stockholders. Stock option awards made to executive officers of the Company in 2005 vest in equal annual installments over three years, have a ten-year term and are exercisable at the price of the stock on the date of grant. Deferred performance units are awarded in the form of a unit giving the right to earn one share of common stock upon the achievement of the performance criteria. The performance cycle for 2005 commenced January 1, 2005 and ends December 31, 2007. The shares earned will be based on the Company’s total shareholder return percentile rank relative to its compensation peer group. “Total Shareholder Return” is defined for a given company as the change in share price plus cumulative dividends paid, assuming dividend reinvestment during the performance cycle, over share price at the beginning of the performance cycle of the applicable company. The payout schedule related to deferred performance units granted in 2005 is shown in the table below:

Percentile Rank	Percent of Shares Earned
100%	100.00%
92	91.67
84	83.33
75	75.00
68	66.67
62	58.33
56	50.00
50	40.00
44	30.00
38	20.00
32	10.00
25th or lower	0.00

The methodology used by the Committee in 2005 to determine annual grant size was to first establish an aggregate fair value budget for all employees equal to 0.7% of the Company’s market capitalization, which is the approximate median of the compensation peer group companies, and then allocate the pool to executive officers based on median competitive allocation percentages. The resulting grant levels are within the median range of annual long-term grant values at compensation peer group companies. The value so allocated was then divided in half between stock options and deferred performance units assuming one deferred performance unit is equivalent to 2.5 stock options. The Committee may vary such grants at the discretion of the Committee to take account of individual performance, past grant history, and other relevant factors

Stock Ownership Guidelines. The Committee has adopted stock ownership guidelines for the executive officers to underscore the importance of linking executive and shareholder interests. The guidelines require the executive officers to own a specific multiple of their annual salary in the form of common stock (or equivalents). The guideline is five times annual salary for Mr. Rask, three times for Mr. O’Keefe and Mr. Crowley, and two times for Mr. Kelley and Mr. Stafford. Executives subject to the guidelines are expected to achieve the ownership target within five years from the date they became subject to the guidelines. Common stock owned outright, including shares earned pursuant to deferred performance units and vested restricted shares, and vested stock units are included in determining compliance with the guidelines. Shares that executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for guideline purposes.

CEO Compensation

In February 2005 the Committee set the CEO’s base salary at $565,000 and bonus target at 75%. The Committee set Mr. Rask’s salary at a level in excess of the median for the Company’s compensation peer group based on its subjective assessment of his experience and qualifications and his successful performance during 2004 in relation to the Company’s three public offerings. In accordance with the terms of Mr. Rask’s employment contract, the Committee considers annual upward adjustments based upon the Company’s financial performance, progress in achieving specified business objectives, and by reference to the median salary paid to chief executive officers of the Company’s compensation peer group.

In accordance with the terms of the Performance Bonus Plan, the CEO had a target bonus level of 75% of his base salary. The CEO was awarded an incentive bonus of $712,938 in 2006 for his performance in 2005. This represented 170% of his target bonus level. In addition, the CEO was paid a Stock Option Adjustment Bonus (described above) of $465,500 in August, 2005.

In 2005, the CEO was awarded options to purchase 65,000 shares of the Company’s Common Stock and 52,000 deferred performance units, which is the maximum number of shares that may be earned pursuant to the deferred performance unit award based on maximum performance achievement. The Committee believes that the CEO’s total compensation is consistent with the Company’s pay philosophy.

Policy Regarding Tax Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company’s chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The Committee’s intent is to design compensation awards that will be deductible without limitation where doing so will further the purposes of the Company’s executive compensation program. The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions and could, in certain circumstances, approve and authorize compensation that is not fully tax deductible.

EXECUTIVE COMPENSATION COMMITTEE

Thomas M Hamilton, Chairman

Thomas N. Amonett

R. Don Cash

Suzanne V. Baer

February 6, 2006

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee of the Board of Directors was an officer, former officer or employee of the Company or its subsidiaries during the fiscal year ended December 31, 2005. No executive officer of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors during the fiscal year ended December 31, 2005.

PERFORMANCE GRAPH

The chart below presents a comparison of the cumulative total return, assuming $100 invested on February 5, 2004 (the date the Common Stock first became publicly traded) through December 31, 2005 and the reinvestment of dividends, if any, for the Common Stock, the Standard & Poors 500 Index and the Philadelphia Stock Exchange Oil Service Sector Index.

The Philadelphia Stock Exchange Oil Service Sector (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

EXECUTIVE OFFICERS

The following are the Company’s executive officers other than Mr. Rask:

Peter Bridle, 41, became our Vice President, Health, Safety and Environment (“HSE”) in July 2005 after providing HSE consulting services to us and others from April 2004 to June 2005. From July 1998 to March 2004, Mr. Bridle was employed by ENSCO International in various HSE positions most recently as HSE Director. Prior to his employment with ENSCO, Mr. Bridle held HSE management positions with Petroleum Development Company Oman and Halliburton Geophysical Services in Europe, Middle East, and Russia.

David J. Crowley, 47, became our Senior Vice President—Operations effective January 1, 2006. He had been our Vice President—Marketing since April 2003. Mr. Crowley was Director of Marketing at ENSCO International, Inc. from February 2001 to April 2003, when he joined our company. Mr. Crowley served as Manager of Marketing for the Schlumberger—Integrated Project Management group from November 1999 to January 2001. From February 1997 to October 1999, Mr. Crowley served as Manager of Marketing for Schlumberger Oilfield Services UK Ltd. Prior to February 1997, Mr. Crowley held various management positions in operations, engineering and marketing spanning 17 years for Sedco Inc. and Sedco Forex in Europe, West Africa, Middle East, India and Southeast Asia.

Bryce H. Dickinson, 48, became our Vice President International Operations in August 2005. From January 2003 to August 2005, Mr. Dickinson held various operational positions in TODCO. From September 2001 to May 2002, Mr. Dickinson was Special Projects Manager, Eastern Hemisphere for Pride International, Inc. which acquired Marine Drilling Companies, Inc. in September 2001. Mr. Dickinson joined Marine Drilling in July 1997, and was Vice President International Operations when it was acquired by Pride International, Inc.

Jerry Humphrey, 51, became our Vice President Operations Support in August 2005. From December 2002 to August 2005, Mr. Humphrey was District Manager—Inland Barge Operations and Director of Operations Support. From February 2001 to November 2002, Mr. Humphrey was Operations Manager—Shallow Water Division for Transocean Inc. Mr. Humphrey joined Transocean, Inc. in April 1989.

Michael L. Kelley, 48, has been our Vice President—Operations since February 2004. Mr. Kelley was Manager—Operations at ENSCO Offshore Company, the domestic offshore drilling division of ENSCO International, Inc., from April 1999 to January 2004. From June 1982 to April 1999, Mr. Kelley served in various capacities at R&B Falcon Corporation, the latest of which was as Drilling Superintendent from July 1991 to April 1999. Prior to June 1982, Mr. Kelley held various positions with Tierra Drilling Company.

T. Scott O’Keefe, 50, became our Executive Vice President—Finance and Administration effective January 1, 2006. He had been our Senior Vice President and Chief Financial Officer since July 2002. From April 2002 to July 2002, Mr. O’Keefe was an independent financial consultant. He was Vice President of Pride International, Inc. from September 2001 to April 2002. Mr. O’Keefe was Senior Vice President and Chief Financial Officer of Marine Drilling from January 1998 until September 2001. From April 1996 to January 1998, Mr. O’Keefe was a consultant to and Senior Vice President and Chief Financial Officer of Grey Wolf, Inc. Mr. O’Keefe began his career with Price Waterhouse in 1978 and has held a variety of financial management positions in public and private oil and gas related companies.

Lloyd M. Pellegrin, 58, has been our Vice President—Human Resources since November 2002. Mr. Pellegrin was Region Human Resource Manager for Transocean from February 2001 until November 2002. From November 1992 until January 2001, Mr. Pellegrin served as Vice President, Administration of R&B Falcon Drilling USA, Inc. and its predecessors. Prior to November 1992, Mr. Pellegrin worked for Atlantic Pacific Marine Corp. for 15 years, most recently as Vice President, Administration.

Randall A. Stafford, 50, became our Vice President and General Counsel, Corporate Secretary in January 2003. From January 2001 until January 2003, Mr. Stafford served as Associate General Counsel of Transocean. From January 2000 until January 2001, Mr. Stafford served as Counsel to R&B Falcon. From January 1990 until January 2000, Mr. Stafford was employed as Associate General Counsel of Pool Energy Services Company, an international oil and gas drilling and well servicing company that was acquired by Nabors Industries in November 1999.

Darren J. Vorst, 40, has been our Treasurer since July 2003. Mr. Vorst was our Controller from November 2002 until July 2003. Mr. Vorst was Region Finance Manager, Shallow and Inland Water of Transocean from February 2001 until November 2002. From February 2000 until January 2001, Mr. Vorst was Senior Planning Analyst in Corporate Planning for Transocean. From January 1998 until January 2000, Mr. Vorst served as Director of Budgeting for Transocean. Prior to joining Transocean in August 1993, Mr. Vorst held various positions at Price Waterhouse, leaving as Manager in the Middle Market Group.

Dale W. Wilhelm, 43, became our Vice President and Chief Financial Officer effective January 1, 2006. He had been our Vice President and Controller since July 2003. From July 2002 to July 2003, Mr. Wilhelm was an independent financial consultant. Mr. Wilhelm was Vice President and Controller of Marine Drilling Companies, Inc., a contract drilling company, from May 1998 to July 2002. From August 1997 to May 1998, Mr. Wilhelm was Corporate Controller of Continental Emsco Company, an oilfield equipment manufacturer and distributor, and from September 1994 to August 1997, he was Corporate Controller of Serv-Tech, Inc., an industrial maintenance provider. Mr. Wilhelm was Assistant Corporate Controller for CRSS Inc., an engineering and construction company, from May 1990 to September 1994. Prior to May 1990, Mr. Wilhelm was with the public accounting firm of KPMG, LLP as Audit Manager. Mr. Wilhelm is a certified public accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the aggregate compensation paid to the Company’s chief executive officer and four other most highly compensated executive officers (the “Named Executive Officers”) during the years ended December 31, 2003, 2004 and 2005.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
						Awards		Payouts
Name and Principal Position	Year	Salary($)		Bonus($)(a)	Other Annual Compensation ($)(d)	Restricted Stock Award($)(e)	Securities Underlying Options/ SARs	LTIP Payouts	All Other Compensation ($)(b)
Jan Rask	2005	559,167		1,178,438	—	1,098,240(e)	65,000		23,583
President and	2004	530,000		470,000	—	1,877,952(f)	1,200,000		23,198
Chief Executive Officer	2003	530,000		-0-	—	—	—		2,347
T. Scott O’Keefe	2005	291,667		302,517	—	443,520(e)	25,500		16,094
Executive Vice President,	2004	267,500		175,643	—	—	210,000		20,373
Finance and Administration	2003	260,000		19,500	—	—	—		9,360
David J. Crowley	2005	207,500		240,912	—	443,520(e)	25,500		9,810
Sr. Vice President—Operations	2004	190,000		99,874	—	—	100,000		12,649
	2003	129,026	(c)	9,677	—	—	—		43,517
Michael L. Kelley	2005	214,167		184,227	—	443,520(e)	25,500		47,652
Vice President—Operations	2004	165,417	(c)	94,317	—	—	50,000		43,512
	2003	—		—	—	—	—		—
Randall A. Stafford	2005	196,667		133,024	$1,596	253,440(e)	15,500		11,710
Vice President, General Counsel	2004	175,000		60,053	—	28,728(f)	7,367		10,223
and Corporate Secretary	2003	170,000		1,913	—	—	—		360

(a)	The amounts under “Bonus” for each year represent amounts earned with respect to such year under the Company’s Performance Bonus Plan and in 2005 a special bonus paid to holders of employee stock options under the Company’s Long Term Incentive Plans as a value adjustment in connection with a $1/share dividend paid to holders of the Company’s common stock in August 2005. Messrs. Rask, O’Keefe, Crowley, Kelley and Stafford received $465,500, $54,600, $64,517, $52,850 and $16,007 respectively. The amounts shown for Messrs. Rask and O’Keefe also include a one time special bonus paid in 2004 of $75,000 and $25,000 respectively for their performance in connection with the Company’s September 2004 secondary offering. The amount shown for Mr. Kelley in 2004 includes a $40,000 sign on bonus.

(b)	The amounts shown as “All Other Compensation” represent:

	Year	401K Savings Plan Company Contributions	Payments Under Life Insurance Program	Moving Expenses	Club Membership	Non-Employee Business Travel	Personal Income Tax Service
Mr. Rask	2005	11,275	360		7,776	501	3,671
	2004	17,175	360	—	5,416	247	—
	2003	1,987	360	—	—	—	—
Mr. O’Keefe	2005	11,913	360		3,821		—
	2004	13,238	360	—	6,775	—	—
	2003	9,000	360	—	—	—	—
Mr. Crowley	2005	9,450	360	—	—		—
	2004	9,206	360	—	3,083	—	—
	2003	3,469	240	39,808	—	—	—
Mr. Kelley	2005	12,138	360	31,465	3,689		—
	2004	7,956	330	34,061	1,165	—	—
	2003	—	—	—	—	—	—
Mr. Stafford	2005	11,350	360	—	—		—
	2004	9,863	360	—	—	—	—
	2003	—	360	—	—	—	—

(c)	Mr. Crowley and Mr. Kelley began their employment with the Company on April 21, 2003 and February 1, 2004 respectively. Their annual base salaries were $185,000 and $175,000 respectively.

(d)	Represents dividends paid on restricted stock. Dividend income is paid on restricted stock at the same rate as paid to all stockholders.

(e)	The amounts shown are the dollar values as of the date of grant of deferred performance units granted in February 2005, assuming 100% vesting. The number of shares actually earned will be determined based on the Company’s percentile rank in total shareholder return among a defined peer group of public companies. The number of shares actually earned will be awarded at the end of a three-year performance period.

(f)	The value of restricted stock shown in the table is as of the date of award. As of December 31, 2005, only Mr. Stafford had any remaining restricted stock awards outstanding with a fair market value of $60,304.

The following table sets forth information regarding individual grants of stock options made to each of the Named Executive Officers during the year ended December 31, 2005:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realized Value at Annual Rate of Stock Price Appreciation for Option Term ($)
					5%($)	10%($)
Mr. Rask	65,000	34.8%	$21.26	2/6/2015	$869,069	$2,202,393
Mr. O’Keefe	25,500	13.6%	$21.26	2/6/2015	340,943	864,016
Mr. Crowley	25,500	13.6%	$21.26	2/6/2015	340,943	864,016
Mr. Kelley	25,500	13.6%	$21.26	2/6/2015	340,943	864,016
Mr. Stafford	15,500	8.3%	$21.26	2/6/2015	207,240	525,186

The following table sets forth for each of the Named Executive Officers information regarding aggregated option exercises in 2005, the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 2005, and the value of the in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 2005:

Aggregated Option Exercises in Last

Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005 ($) (a)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Rask	900,000	$17,903,724		365,000		$8,910,000
Mr. O’Keefe	157,500	2,103,790		78,000		1,796,550
Mr. Crowley	33,333	500,217		92,167		2,165,742
Mr. Kelley	16,666	305,765		58,834		1,297,084
Mr. Stafford	—	—	2,455	20,412	$63,977	388,407

(a) Based on a Closing Price of $38.06/share on December 31, 2005 and an exercise price of $12.00/share for shares granted in 2004 and $21.26/share for shares granted in 2005.

The following table sets forth information regarding awards made under our long-term incentive plans to each of the Named Executive Officers during the year ended December 31, 2005:

Long-Term Incentive Plan

Awards in Last Fiscal Year

Name	Number of Shares, Units or Other Rights(a)	Performance or other Period until Maturation or Payout(a)
Mr. Rask	52,000	1/1/2005 to 12/31/2007
Mr. O’Keefe	21,000	1/1/2005 to 12/31/2007
Mr. Crowley	21,000	1/1/2005 to 12/31/2007
Mr. Kelley	21,000	1/1/2005 to 12/31/2007
Mr. Stafford	12,000	1/1/2005 to 12/31/2007

(a)	Deferred performance units that cliff vest three years from date of grant. The number of shares that vest at the end of the performance period is determined by the Company’s percentile rank in total shareholder return among the Company’s compensation peer group.

Securities Authorized for Issuance under Equity Compensation Plan

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders), as of December 31, 2005:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	718,347	$14.49/share	3,951,518
Equity compensation plans not approved by security holders	—	—	—
Total	718,347	$14.49/share	3,951,518

Employment Agreements and Change of Control Arrangements

The Company entered into an employment agreement with Mr. Jan Rask effective as of July 16, 2002, as amended on December 12, 2003, to serve as the Company’s Chief Executive Officer and President in exchange for specified compensation and benefits. The initial term of his employment agreement ends on January 16, 2007. Afterwards, the agreement automatically renews for an additional one-year term on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. Rask’s employment agreement calls for a minimum base salary of $530,000 per year, which is reviewed at least annually and may be increased afterwards. Mr. Rask’s salary was most recently increased to $600,000 per year effective March 1, 2006. The agreement also affords Mr. Rask the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company’s Board of Directors. Mr. Rask’s annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For each year of the initial term of his employment agreement, Mr. Rask’s annual target bonus will be no less than 70% of his base salary. In February 2006, Mr. Rask’s bonus target was increased to 85%. Under the agreement, Mr. Rask also is eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company’s applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. Rask received a nonqualified stock option to purchase 1,200,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a ten-year term (except in the case of Mr. Rask’s termination) and one-half of the shares subject to the option became exercisable on February 10, 2004. Another 25% of the shares subject to the option became exercisable on February 10, 2005. The remaining shares subject to the option became exercisable on February 10, 2006. In addition to the option, Mr. Rask received 156,496 of restricted shares of Common Stock. The restricted shares vested on July 16, 2005. The option and restricted shares are subject to the other terms and conditions, consistent with the foregoing, of the Company’s incentive plan and applicable award agreement.

The Company entered into an employment agreement with Mr. T. Scott O’Keefe effective as of July 18, 2002, as amended on December 12, 2003, to serve as the Company’s Chief Financial Officer and Senior Vice President in exchange for specified compensation and benefits. The initial term of his employment agreement ended on January 18, 2006. The agreement automatically renews for additional one-year terms on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. O’Keefe’s employment agreement calls for a minimum base salary of $260,000 per year, which is reviewed at least annually and may be increased afterwards. Effective January 1, 2006, Mr. O’Keefe was promoted to Executive Vice President— Finance and Administration. His salary was increased to $342,000 per year effective March 1, 2006. The agreement also affords Mr. O’Keefe the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company’s Board of Directors. Mr. O’Keefe’s annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For each year of the initial term of his employment agreement, Mr. O’Keefe’s annual target bonus will be no less than 50% of his base salary. Mr. O’Keefe’s bonus target was increased to 55% for 2006. Under the agreement, Mr. O’Keefe also is eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company’s applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. O’Keefe received a nonqualified stock option to purchase 210,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a 10-year term (except in the case of Mr. O’Keefe’s termination) and one-half of the shares subject to the option became exercisable on February 10, 2004. Another 25% of the shares subject to the option became exercisable on February 10, 2005. The remaining shares subject to the option became exercisable on February 10, 2006. The option is subject to the other terms and conditions, consistent with the foregoing, of the Company’s incentive plan and applicable award agreement.

The Company entered into an employment agreement with Mr. David J. Crowley effective as of April 21, 2003, to serve as the Company’s Vice President—Marketing in exchange for specified compensation and benefits. The initial term of his employment ended on April 21, 2005. The agreement automatically renews for additional one-year terms on each anniversary of the effective date of the agreement unless either party gives at least a six-month advance written notice of nonrenewal. Mr. Crowley’s employment agreement calls for a minimum base salary of $185,000 per year, which will be reviewed at least annually and may be increased afterwards. Effective January 1, 2006, Mr. Crowley was promoted to Senior Vice President—Operations. His salary was increased to $300,000 per year effective March 1, 2006. The agreement also affords Mr. Crowley the opportunity to receive an annual discretionary bonus that is tied to his achievement of specified performance objectives established by the Company’s Board of Directors. Mr. Crowley’s annual discretionary bonus is calculated by multiplying his percentage of attained objectives by his annual target bonus, which is a specified percentage of his base salary. For the term of his employment agreement, Mr. Crowley’s annual bonus target will be no less than 50% of his base salary. Mr. Crowley is also eligible to receive stock option awards at the discretion of the Board of Directors and is entitled to participate in the Company’s applicable incentive, savings, retirement and welfare plans and to receive specified perquisites.

Pursuant to his employment agreement, on the closing date of the IPO, Mr. Crowley received a nonqualified stock option to purchase 100,000 shares of Common Stock at an exercise price of $12.00 per share. The option has a 10-year term (except in the case of Mr. Crowley’s termination) and one-third of the shares subject to the option become exercisable on each of February 10, 2005, 2006, and 2007. The option is subject to the other terms and conditions, consistent with the foregoing, of the Company’s incentive plan and applicable award agreement.

Under these employment agreements, if any of Mr. Rask, Mr. O’Keefe or Mr. Crowley voluntarily terminates his employment (other than in connection with a “change in control” as defined in the agreements) with 90 days’ advance written notice or if his employment is terminated due to death or disability, he will receive his unpaid base salary through his termination date, any bonus payable for the relevant year and any other benefits to which he has a vested right. Additionally, in the event of a termination due to death or disability, the option and restricted shares awarded to him, if any, will fully vest and the option will remain exercisable for its full term.

Upon termination of these officer’s employment by the Company (except under limited circumstances defined as for “cause” in the agreements), the officer will receive (1) his unpaid base salary for his remaining employment term (which includes the initial term and any renewals), (2) any bonus payable for the relevant year, (3) full vesting of the option awarded to him, if any, and exercisability through its full term, (4) full vesting of restricted shares awarded to him, if any, and (5) any other benefits to which he has a vested right.

In the event of a termination of his employment by the Company (except under limited circumstances defined as for “cause” in the agreements) or by the officer for specified reasons, such as his removal from the position of Chief Executive Officer and President in the case of Mr. Rask, the position of Chief Financial Officer and Senior Vice President in the case of Mr. O’Keefe, or the position of Vice President—Marketing in the case of Mr. Crowley, or the assignment to him of duties materially inconsistent with his position with the Company (for “good reason”), within the 18-month period immediately following a “change in control” as defined in the agreement (a “change in control termination”), the officer will be entitled to receive (1) three times in the case of Mr. Rask, two and one-half times in the case of Mr. O’Keefe, and two times in the case of Mr. Crowley, his annual compensation for the year of termination (which is the sum of his base salary and his annual target bonus, or, if greater, the highest bonus paid to him under the agreement during the most recent 36-month period), (2) any bonus payable for the relevant year, (3) continuation of specified welfare benefits for three years, (4) full vesting of the option awarded to him, if any, and exercisability through its full term, and (5) full vesting of restricted shares awarded to him, if any.

The employment agreements include “change in control” provisions, as described in the preceding paragraph, which provide certain benefits in the event of a change in control of the Company to the executives party to such agreements. Under the employment agreements, a “change in control” occurs upon the satisfaction of any of the following three conditions:

(1) the acquisition by any individual, entity or group of shares representing 20% or more of the voting power of the Company’s outstanding voting stock, subject to various specific exceptions including those relating to acquisitions by or from the Company and acquisitions from Transocean pursuant to either tax-free “spin-off” transactions or registered offerings,

(2) the time when individuals who currently are members of the Company’s Board of Directors (or whose election is approved by the Board of Directors or Transocean) cease for any reason to constitute at least a majority of the members of the Company’s Board of Directors, and

(3) the consummation of a reorganization, merger, conversion or consolidation or sale or other disposition of all or substantially all of the Company’s assets, provided that none of the exceptions in condition (1) above apply in the transaction.

The employment agreements also provide for covenants limiting competition with the Company, or any of the Company’s affiliates, and limited solicitation for employment of any of the Company’s employees, or any of the Company’s affiliates. Mr. Rask’s agreement provides such restrictive covenants for 18 months following a change in control termination or for one year following any other termination of employment and a covenant to keep specified nonpublic information relating to the Company, or any of the Company’s affiliates, confidential. For Mr. O’Keefe and Mr. Crowley, the restrictive covenants are identical except that they are enforceable for 12 months following a change in control termination or for six months following any other termination of employment. With respect to any payment or distribution to Mr. Rask, Mr. O’Keefe or Mr. Crowley, the agreements provide for a tax gross-up payment designed to keep each individual whole with respect to any taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

Severance Policy and Change of Control Arrangements

The Company’s Board of Directors has adopted a Severance Policy for specified employees who are not entitled to change of control benefits under a written employment agreement. The benefits under this policy are not available to Messrs. Rask, O’Keefe or Crowley because each of those officers is already entitled to change of control benefits under an employment agreement with us, as described above in “Employment Agreements and Change of Control Arrangements.” The benefits are available to the Company’s other officers, including Messrs. Kelley and Stafford. In the event of a termination of the employment of Mr. Kelley or Mr. Stafford by the Company or by them for specified reasons, such as receipt of notification of salary reduction, reduction in job title, significant reduction of responsibilities or relocation of employment, within the one-year period immediately following a “change of control” as defined in the policy, he will be entitled to receive an amount equal to his annual compensation for the year of termination (the sum of his base salary and his annual target bonus).

OWNERSHIP OF VOTING SECURITIES

Security Ownership of Directors, Executive Officers and Other Principal Stockholders of Common Stock

The following table sets forth certain information known to the Company as of March 1, 2006 with respect to the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially more than 5% of the outstanding shares of any class of common stock, (ii) each director, (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group.

	Class A Common Stock
Name or Identity of Group and Address	Number of Shares Beneficially Owned (a)	Percent
Directors and Named
Executive Officers:
Thomas N. Amonett	12,858	*
Suzanne V. Baer	7,858	*
R. Don Cash	12,858	*
Thomas M Hamilton	12,858	*
Thomas R. Hix	12,858	*
Jan Rask	436,870	*
Robert L. Zorich	5,000	*
T. Scott O’Keefe	61,000	*
David J. Crowley	33,333	*
Michael L. Kelley	25,167	*
Randall A. Stafford	4,639	*
All directors and executive officers as a group (16 persons)	667,889	1.08%

(a)	Includes the following number of shares of Common Stock which the named party has the right to acquire upon exercise of stock options that are (i) currently exercisable or (ii) exercisable within 60 days of the date hereof: Mr. Amonett—5,000; Mr. Cash—5,000; Mr. Hamilton—5,000; Mr. Hix—5,000; Mr. Rask—321,667; Mr. Crowley—33,333; Mr. Kelley—25,167; Mr. O’Keefe—61,000; Mr. Stafford—2,456; and all executive officers and directors as a group—490,629

*	Less than 1%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2005 and 2004, having been duly appointed by the Audit Committee. In February 2006, the Audit Committee appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006. Representatives of Ernst & Young LLP will be present at the Annual General Meeting to respond to questions and to make a statement should they so desire.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the Company’s independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Under the policy, the Company submits an itemized listing of all services for which pre-approval is requested to the Audit Committee. Such itemized listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes a determination that such service qualifies as a permitted non-audit service and an explanation as to why the provision of such service would not impair the independence of the auditors.

All proceedings and actions relative to the pre-approval process, including copies of all related documents submitted to the Audit Committee, are included in the records of the Audit Committee.

Fees and Services

The audit and non-audit fees of the Company were reviewed and approved by the Audit Committee of the Company for purposes of considering whether such fees are compatible with maintaining the auditor’s independence.

The estimated aggregate fees (excluding value added taxes) billed to the Company for the fiscal years ended December 31, 2005 and 2004 by Ernst & Young LLP and their affiliates (“EY”), were as follows:

	2005(c)	2004(c)
Audit Fees (a)	$1,319,149	$993,700
Audit-Related Fees (b)	$22,300	$45,000
Tax Fees	$20,816	$56,422
All Other Fees	—	$2,287

(a)	Includes fees for the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s Forms 10-Q, statutory audits and regulatory attestation services for the respective years. Also includes $691,200 in 2004 in fees and services provided in connection with the Company’s Form S-1 Registration Statements relating to Transocean Inc.’s divesture of shares of the Company’s Common Stock. These fees were billed directly to and paid by Transocean.

(b)	Includes fees for audits of Company benefit plans.

(c)	Fees for the audit of the Company’s annual financial statements and reviews of financial statements included in the Company’s Forms 10-Q are included under the fiscal year to which they relate, regardless of when billed. All other fees included in “Audit Fees” and all fees included under “Audit-Related Fees” and “Tax Fees” are fees billed in the respective fiscal year.

The Audit Committee pre-approved all of the services described above that were provided during the fiscal year ended December 31, 2005 in accordance with the Audit Committee’s policy and the pre-approval requirements of the Sarbanes-Oxley Act, which requirements became effective on May 6, 2003. Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable. The Audit Committee has considered whether the provision of the non-audit services by Ernst & Young LLP was compatible with maintaining Ernst & Young LLP’s independence.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Registration Rights Agreement

In connection with its separation from Transocean, the Company entered into a registration rights agreement with Transocean under which, at the request of Transocean, the Company would use the Company’s best efforts to register shares of the Company’s common stock that were held by Transocean after the closing of the IPO, or were subsequently acquired, for public sale under the Securities Act. During 2005 the Company completed two secondary offerings for Transocean pursuant to the agreement.

The registration rights agreement provided that the Company would pay all out-of-pocket expenses incurred in connection with any registration pursuant to the agreement. In 2005, the Company incurred $195,309 in expenses related to offerings by Transocean.

GENERAL AND OTHER MATTERS

The Company believes that Proposals 1 through 8 are the only matters that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% Stockholders are required by Commission regulations to furnish the Company copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2005, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in the same household. The Company will promptly deliver a separate copy of either document to any stockholder upon request by writing the Company’s Investor Relations Department at the following address: TODCO Investor Relations Department, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615 or by telephoning (713) 278-6000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the stockholder’s bank, broker, or other nominee record holder, or contact the Company at the above address and telephone number.

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2005 is being mailed to Stockholders with this Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

The Company will provide to each person solicited by this Proxy Statement, without charge except for exhibits, upon request in writing, a copy of its Annual Report on Form 10-K for the year ended

December 31, 2005, including the financial statements and financial statement schedule, as filed with the Securities and Exchange Commission. Requests should be directed to the Investor Relations Department, TODCO, 2000 W. Sam Houston Parkway S., Suite 800, Houston, Texas 77042-3615.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your stock in person, your proxy shall, at your request, be revoked at the Annual Meeting.

By Order of the Board of Directors

Randall A. Stafford

Vice President, General Counsel and Corporate Secretary

March 24, 2006

ANNEX A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TODCO

(reflecting 2006 Proposed Amendments)

FIRST: The name of the Corporation is TODCO (hereinafter, the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Capitol Services, Inc., 615 South DuPont Hwy., Dover, Delaware 19901, and the name of the registered agent of the Corporation at such address is Capitol Services, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH: The aggregate number of shares of capital stock that the Corporation shall have authority to issue is ~~810,000,000~~ 550,000,000, of which (i) 500,000,000 shares are classified as ~~Class A Common Stock~~ common stock, par value $0.01 per share (the ~~“Class A Common Stock”), and 260,000,000 shares are classified as Class B Common Stock, par value $0.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the~~ “Common Stock”), and (ii) 50,000,000 shares are classified as preferred stock, par value $0.01 per share (the “Preferred Stock”).

The Corporation may issue shares of any class or series of its capital stock from time to time for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.

The following is a statement of the powers, preferences and rights, and the qualifications, limitations or restrictions, of the Preferred Stock and the Common Stock:

DIVISION A. PREFERRED STOCK

The shares of Preferred Stock may be divided into and issued in one or more series, the relative rights, powers and preferences of which series may vary in any and all respects. The Board of Directors is expressly vested with the authority to fix, by resolution or resolutions adopted prior to and providing for the issuance of any shares of each particular series of Preferred Stock and incorporated in a certificate of designations filed with the Secretary of State of the State of Delaware, the designations, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each series of Preferred Stock, to the extent not provided for in this Third Amended and Restated Certificate of Incorporation, and with the authority to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series of Preferred Stock below the number of shares within such series that is then outstanding. The authority of the Board of Directors with respect to fixing the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series of Preferred Stock shall include, but not be limited to, determination of the following:

(1) the distinctive designation and number of shares of that series;

(2) the rate of dividends (or the method of calculation thereof) payable with respect to shares of that series, the dates, terms and other conditions upon which such dividends shall be payable, and the relative rights of priority of such dividends to dividends payable on any other class or series of capital stock of the Corporation;

(3) the nature of the dividend payable with respect to shares of that series as cumulative, noncumulative or partially cumulative, and if cumulative or partially cumulative, from which date or dates and under what circumstances;

(4) whether shares of that series shall be subject to redemption, and, if made subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption (including the manner of selecting shares of that series for redemption if fewer than all shares of such series are to be redeemed);

(5) the rights of the holders of shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation (which rights may be different if such action is voluntary than if it is involuntary), including the relative rights of priority in such event as to the rights of the holders of any other class or series of capital stock of the Corporation;

(6) the terms, amounts and other conditions of any sinking or similar purchase or other fund provided for the purchase or redemption of shares of that series;

(7) whether shares of that series shall be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation or entity, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(8) the extent, if any, to which the holders of shares of that series shall be entitled (in addition to any voting rights provided by law) to vote as a class or otherwise with respect to the election of directors or otherwise;

(9) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to shares of that series as to dividends or upon liquidation, dissolution or winding up;

(10) any other repurchase obligations of the Corporation, subject to any limitations of applicable law; and

(11) any other designations, powers, preferences, rights, qualifications, limitations or restrictions of shares of that series.

Any of the designations, powers, preferences, rights, qualifications, limitations or restrictions of any series of Preferred Stock may be dependent on facts ascertainable outside this Third Amended and Restated Certificate of Incorporation, or outside the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the Board of Directors pursuant to authority expressly vested in it by this Third Amended and Restated Certificate of Incorporation. Except as applicable law or this Third Amended and Restated Certificate of Incorporation otherwise may require, the terms of any series of Preferred Stock may be amended without the consent of the holders of any other series of Preferred Stock or any class of capital stock of the Corporation.

The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to the authority granted in this Division A of this Article FOURTH, and the consent, by class or series vote or otherwise, of holders of Preferred Stock of such series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock, whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of holders of at least a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of shares of any or all other series of Preferred Stock.

Shares of any series of Preferred Stock shall have no voting rights except as required by law or as provided in the relative powers, preferences and rights of such series.

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DIVISION B. COMMON STOCK

~~Except as otherwise set forth in this Division B, the relative powers, preferences, rights, qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock shall be identical in all respects.~~

1. Dividends

Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Third Amended and Restated Certificate of Incorporation, holders of ~~Class A Common Stock and Class B~~ Common Stock shall be entitled to receive such dividends and other distributions in cash, stock ~~of any corporation (other than Common Stock~~ of the Corporation~~)~~, or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. ~~In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock of the Corporation, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed on each outstanding share shall be equal in number. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class. For purposes of clarity, in the event that no shares of a class of Common Stock are outstanding at the time of any dividend or distribution payable in Common Stock or any reclassification, subdivision or combination of a class of Common Stock, this paragraph (B)(1) shall not require such dividend or distribution to be paid or made with respect to, or such reclassification, subdivision or combination to apply to, such class of Common Stock that is not outstanding.~~

2. Distribution of Assets

In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed ~~pro rata~~ equally on a per share basis to the holders of Common Stock~~, and the holders of Class A Common Stock and the holders of Class B Common Stock will be entitled to receive the same amount per share in respect thereof~~. For purposes of this paragraph (B)(2), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

~~3. Reorganization, Consolidation or Certain Mergers~~

~~Except as shall otherwise be approved by a majority of the votes entitled to be cast by the holders of each class of Common Stock voting separately as a class, in case of any reorganization or any consolidation of the Corporation with one or more other corporations or other entities or a merger of the Corporation with another corporation or other entity in which shares of Class A Common Stock or Class B Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including cash), each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class B Common Stock, and each holder of a share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization,~~

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~~consolidation or merger by a holder of a share of Class A Common Stock. In the event that the holders of Class A Common Stock (or of Class B Common Stock) are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of Class A Common Stock and holders of Class B Common Stock are granted substantially identical election rights.~~

4. Voting Rights

(A) In connection with the election of directors and all other matters submitted to a vote of stockholders at any meeting of the stockholders of the Corporation, every holder of ~~Class A~~ Common Stock shall be entitled to one vote in person or by proxy for each share of ~~Class A~~ Common Stock standing in his or her name on the transfer books of the Corporation, ~~and every holder of Class B Common Stock shall be entitled to five votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation. Except as may be otherwise required by law or by this Third Amended and Restated Certificate of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class and their votes shall be counted and totaled together,~~ except as otherwise provided by law and subject to any voting rights that may be granted to holders of Preferred Stock, on all matters submitted to a vote of stockholders of the Corporation. The number of authorized shares of ~~Class A Common Stock and Class B~~ Common Stock may be increased or decreased (but not below the number of shares of ~~such series~~ Common Stock then outstanding) by the affirmative vote of the holders of a majority of the ~~votes entitled to be cast by the holders of the Class A Common Stock or the Class B Common Stock and the holders of any other shares entitled to vote thereon. Notwithstanding any other provision of this Third Amended and Restated Certificate of Incorporation to the contrary, holders of Class A Common Stock shall not be eligible to vote on any alteration or change in the powers, preferences or rights of the Class B Common Stock that would not adversely affect the rights of the Class A Common Stock; provided that, for the foregoing purposes, any provision for the voluntary, mandatory or other conversion or exchange of the Class B Common Stock into or for Class A Common Stock on a one for one basis shall be deemed not to adversely affect the rights of the Class A Common Stock~~ shares of Common Stock outstanding and entitled to vote thereon, except as otherwise provided by law and subject to the rights that may be granted to holders of Preferred Stock.

~~(B) Except as otherwise provided~~ required ~~by law, and subject to any rights of the holders of Preferred Stock, the provisions of this Third Amended and Restated Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of the holders of shares representing a majority of the votes entitled to be cast by the holders of the Class A Common Stock. and the Class B Common Stock, voting together as a single class (except as otherwise provided in paragraph (B)(4)(A) above); provided, however, that with respect to any proposed amendment of this Third Amended and Restated Certificate of Incorporation that would alter or change the powers, preferences or rights of the shares of Class A Common Stock or Class B Common Stock so as to affect them adversely, the approval of the holders of shares representing a majority of the votes entitled to be cast by the holders of the shares affected by the proposed amendment, voting separately as a class, shall be required in addition to the approval of the holders of shares representing a majority of the votes entitled to be cast by the holders of the Class A Common Stock and the Class B Common Stock voting together as a single class as hereinbefore provided. From and after the Trigger Date (as defined in paragraph (2) of Article FIFTH), the affirmative vote of the holders of shares representing not less than (x) sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast by the Voting Stock shall be required to alter, amend or adopt any provision inconsistent with or repeal Article FIFTH or Article SIXTH or any provision of this paragraph (B)(4)(B) and (y) eighty percent (80%) of the votes entitled to be cast by the Voting Stock shall be required to alter, amend or adopt any provision inconsistent with or repeal Article EIGHTH. “Voting Stock” shall mean the then outstanding shares of capital stock entitled to vote generally on the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any such dividend arrearages. To the fullest extent permitted by law, any increase in the authorized number of shares of any~~

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~~class or classes of stock of the Corporation or the creation, authorization or issuance of any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, shares of any such class or classes of stock shall be deemed not to affect adversely the powers, preferences or rights of the shares of Class A Common Stock or Class B Common Stock.~~

~~(C) Every reference in this Third Amended and Restated Certificate of Incorporation to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of Voting Stock, Common Stock, Class A Common Stock or Class B Common Stock, shall refer to such majority or other proportion of the votes to which such shares of Voting Stock, Common Stock, Class A Common Stock or Class B Common Stock are entitled.~~

DIVISION C.	OTHER PROVISIONS APPLICABLE TO THE CORPORATION’S CAPITAL STOCK

1. Preemptive Rights

No holder of any ~~stock~~ Common Stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued or treasury stock of the Corporation, or of any additional stock of any class, to be issued by reason of any increase of the authorized capital stock of the Corporation, or to be issued from any unissued or additionally authorized stock, or of bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation, but any such unissued or treasury stock, or any such additional authorized issue of new stock or securities convertible into stock, may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations, and upon such terms as the Board of Directors may, in its discretion, determine, without offering to the stockholders then of record, or any class of stockholders, any thereof, on the same terms or any terms.

~~2. Conversion of Class B Common Stock~~

~~(A) Prior to the date on which shares of Class B Common Stock are transferred to stockholders of Transocean in a Tax-Free Spin-Off (as defined in paragraph (C)(2)(B) below), each record holder of shares of Class B Common Stock may convert any or all of such shares into an equal number of shares of Class A Common Stock by surrendering the certificates for such shares, accompanied by any payment required for documentary, stamp or similar issue or transfer taxes and by a written notice by such record holder to the Corporation stating that such record holder desires to convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock including for the purpose of the sale or other disposition of such shares of Class A Common Stock, and requesting that the Corporation issue all of such shares of Class A Common Stock to persons named therein, setting forth the number of shares of Class A Common Stock to be issued to each such person and the denominations in which the certificates therefor are to be issued. To the extent permitted by law, such voluntary conversion shall be deemed to have been effected at the close of business on the date of such surrender. Following a Tax-Free Spin-Off, shares of Class B Common Stock shall no longer be convertible into shares of Class A Common Stock.~~

~~(B) Prior to a Tax-Free Spin-Off, each share of Class B Common Stock shall automatically be converted into one share of Class A Common Stock upon the transfer of such share if, after such transfer, such share is not beneficially owned by a Transocean Company. Shares of Class B Common Stock shall not convert into shares of Class A Common Stock (i) in any transfer effected in connection with a distribution of Class B Common Stock to stockholders of Transocean in a transaction (including any distribution in exchange for shares of capital stock or other securities of Transocean) intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision (a “Tax-Free Spin-Off”) or (ii) in any transfer after a Tax-Free Spin-Off. For purposes of this section (C)(2), a Tax-Free Spin-Off shall be deemed to have occurred at the time shares are first transferred to stockholders of Transocean following receipt of an affidavit described in clause (iv) of the first sentence of paragraph (C)(2)(D) below. For purposes of this section (C)(2), each reference to a “person” shall be deemed to include not only a natural person, but also a corporation, partnership, joint~~

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~~venture, association, or legal entity of any kind; each reference to a “natural person” (or to a “record holder” of shares, if a natural person) shall be deemed to include in his or her representative capacity as guardian, committee, executor, administrator or other legal representative of such natural person or record holder.~~

~~For purposes of this Third Amended and Restated Certificate of Incorporation:~~

~~(i) “Transocean” shall mean Transocean Inc., a company organized under the laws of the Cayman Islands, and all its successors by way of merger, consolidation or sale of all or substantially all of its assets;~~

~~(ii) “Subsidiary” shall mean, as to any person or entity, a corporation, partnership, joint venture, association or other entity in which such person or entity beneficially owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power, partnership interests or similar voting interests;~~

~~(iii) “Transocean Company” shall mean Transocean or any of its Subsidiaries, but shall not include the Corporation and its Subsidiaries; and~~

~~(iv) “affiliate” and “beneficial ownership” shall have the respective meanings given to such terms in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.~~

~~Provided that a Tax-Free Spin-Off has not previously occurred, each share of Class B Common Stock shall automatically be converted into one share of Class A Common Stock on the later of (x) the date on which the outstanding shares of Class B Common Stock owned by all Transocean Companies represent less than eighty percent (80%) of the votes entitled to be cast by the holders of the Voting Stock and (y) the second anniversary of the closing date of the Corporation’s initial public offering following the filing of this Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.~~

~~The Corporation will provide notice of any automatic conversion of all outstanding shares of Class B Common Stock to holders of record of the Common Stock as soon as practicable following such conversion; provided, however, that the Corporation may satisfy such notice requirement by providing such notice prior to such conversion. Such notice shall be provided by mailing notice of such conversion first class postage prepaid, to each holder of record of the Common Stock, at such holder’s address as it appears on the transfer books of the Corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the automatic conversion of any shares of Class B Common Stock. Each such notice shall state, as appropriate, the following:~~

~~(i)~~	~~the automatic conversion date;~~

~~(ii)~~	~~that all outstanding shares of Class B Common Stock are automatically converted; and~~

~~(iii)~~	~~the place or places where certificates for such shares may be surrendered in exchange for certificates representing Class A Common Stock.~~

~~Immediately upon such conversion, the rights of the holders of shares of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Class A Common Stock issuable upon such conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Class B Common Stock as of a record date preceding the time of such conversion and unpaid as of the time of such conversion, subject to paragraph (C)(2)(F) below.~~

~~(C) Prior to a Tax-Free Spin-Off, holders of shares of Class B Common Stock may (i) sell or otherwise dispose of or transfer any or all of such shares held by them, respectively, only in connection with a transfer~~

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~~that meets the qualifications of paragraph (C)(2)(D) below, and under no other circumstances, or (ii) convert any or all of such shares into shares of Class A Common Stock, including for the purpose of effecting the sale or disposition of such shares of Class A Common Stock to any person as provided in paragraph (C)(2)(A) above. Prior to a Tax-Free Spin-Off, no one other than those persons in whose names shares of Class B Common Stock become registered on the original stock ledger of the Corporation by reason of their record ownership of shares of common stock of the Corporation that are reclassified into shares of Class B Common Stock as provided in paragraph 4 of this Third Amended and Restated Certificate of Incorporation, or transferees or successive transferees who receive shares of Class B Common Stock in connection with a transfer that meets the qualifications set forth in paragraph (C)(2)(D) below, shall by virtue of the acquisition of a certificate for shares of Class B Common Stock have the status of an owner or holder of shares of Class B Common Stock or be recognized as such by the Corporation or be otherwise entitled to enjoy for his or her own benefit the special rights and powers of a holder of shares of Class B Common Stock.~~

~~Holders of shares of Class B Common Stock may at any and all times transfer to any person the shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock.~~

~~(D) Prior to a Tax-Free Spin-Off, shares of Class B Common Stock shall be transferred on the books of the Corporation and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary or any Assistant Secretary of the Corporation) of the certificate for such shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps, only if such certificate when so presented shall also be accompanied by any one of the following:~~

~~(i) an affidavit from Transocean stating that such certificate is being presented to effect a transfer by Transocean of such shares to a Subsidiary of Transocean; or~~

~~(ii) an affidavit from Transocean stating that such certificate is being presented to effect a transfer by any Subsidiary of Transocean of such shares to Transocean or another Subsidiary of Transocean;~~

~~(iii) an affidavit from Transocean stating that such certificate is being presented to effect a transfer by Transocean or any Subsidiary of Transocean of such shares to a person or entity that is not Transocean or a Subsidiary of Transocean and after such transfer Transocean will beneficially own such shares; or~~

~~(iv) an affidavit from Transocean stating that such certificate is being presented to effect a transfer by Transocean of such shares to the shareholders of Transocean in connection with a Tax-Free Spin-Off.~~

~~Each affidavit of a record holder furnished pursuant to this paragraph (C)(2)(D) shall be verified as of a date not earlier than five days prior to the date of delivery thereof, and, where such record holder is a corporation or partnership, shall be verified by an officer of the corporation or by a general partner of the partnership, as the case may be.~~

~~If a record holder of shares of Class B Common Stock shall deliver a certificate for such shares, endorsed by him or her for transfer or accompanied by an instrument of transfer signed by him or her, to a person who receives such shares in connection with a transfer that does not meet the qualifications set forth in this paragraph (C)(2)(D), then such person or any successive transferee of such certificate may treat such endorsement or instrument as authorizing him or her on behalf of such record holder to convert such shares in the manner above provided for the purpose of the transfer to himself or herself of the shares of Class A Common Stock issuable upon such conversion, and to give on behalf of such record holder the written notice of conversion above required, and may convert such shares of Class B Common Stock accordingly.~~

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~~If such shares of Class B Common Stock shall improperly have been registered in the name of a person not meeting the qualifications set forth in this paragraph (C)(2)(D) (or in the name of any successive transferee of such certificate) and a new certificate therefor issued, such person or transferee shall surrender such new certificate for cancellation, accompanied by the written notice of conversion above required, in which case (a) such person or transferee shall be deemed to have elected to treat the endorsement on (or instrument of transfer accompanying) the certificate so delivered by such former record holder as authorizing such person or transferee on behalf of such former record holder so to convert such shares and so to give such notice, (b) the shares of Class B Common Stock registered in the name of such former record holder shall be deemed to have been surrendered for conversion for the purpose of the transfer to such person or transferee of the shares of Class A Common Stock issuable upon conversion, and (c) the appropriate entries shall be made on the books of the Corporation to reflect such action.~~

~~In the event that the Board of Directors of the Corporation (or any committee of the Board of Directors, or any officer of the Corporation, designated for the purpose by the Board of Directors) shall determine, upon the basis of facts not disclosed in any affidavit or other document accompanying the certificate for shares of Class B Common Stock when presented for transfer, that such shares of Class B Common Stock have been registered in violation of the provisions of this section (C)(2), or shall determine that a person is enjoying for his or her own benefit the special rights and powers of shares of Class B Common Stock in violation of such provisions, then the Corporation may take such action at law or in equity as is appropriate under the circumstances. An unforeclosed pledge made to secure a bona fide obligation shall not be deemed to violate such provisions. Prior to the occurrence of a Tax-Free Spin-Off, no transfer of title to shares of Class B Common Stock to a pledgee or other person (other than a Transocean Company) may occur without compliance with the foregoing provisions of this paragraph (C)(2)(D).~~

~~(E) Prior to the occurrence of a Tax-Free Spin-Off, every certificate for shares of Class B Common Stock shall bear a legend on the face thereof reading as follows:~~

~~“The shares of Class B Common Stock represented by this certificate may not be transferred to any person in connection with a transfer that does not meet the qualifications set forth in paragraph (C)(2)(D) of Article FOURTH of the Third Amended and Restated Certificate of Incorporation of this corporation and no person who receives such shares in connection with a transfer which does not meet the qualifications prescribed by paragraph (C)(2)(D) of said Article FOURTH is entitled to own or to be registered as the record holder of such shares of Class B Common Stock, but the record holder of this certificate may at such time and in the manner set forth in said Article FOURTH of the Third Amended and Restated Certificate of Incorporation convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock for purposes of effecting the sale or other disposition of such shares of Class A Common Stock to any person. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing.”~~

~~Upon and after the transfer of shares in a Tax-Free Spin-Off, shares of Class B Common Stock shall no longer bear the legend set forth above in this paragraph (C)(2)(E).~~

~~(F) Upon any conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to the provisions of this section (C)(2), any dividend, for which the record date or payment date shall be subsequent to such conversion, which may have been declared on the shares of Class B Common Stock so converted, shall be deemed to have been declared, and shall be payable, with respect to the shares of Class A Common Stock into or for which such shares of Class B Common Stock shall have been so converted, and any such dividend which shall have been declared on such shares payable in shares of Class B Common Stock shall be deemed to have been declared, and shall be payable, in shares of Class A Common Stock.~~

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~~(G) The Corporation shall not reissue or resell any shares of Class B Common Stock which shall have been converted into shares of Class A Common Stock pursuant to or as permitted by the provisions of this section (C)(2), or any shares of Class B Common Stock which shall have been acquired by the Corporation in any other manner. The Corporation shall, from time to time, take such appropriate action as may be necessary to retire such shares and to reduce the authorized amount of Class B Common Stock accordingly.~~

~~The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, such number of shares of Class A Common Stock as would become issuable upon the conversion of all shares of Class B Common Stock then outstanding.~~

~~(H) In connection with any transfer or conversion of any stock of the Corporation pursuant to or as permitted by the provisions of this section (C)(2), or in connection with the making of any determination referred to in this section (C)(2):~~

~~(i) the Corporation shall be under no obligation to make any investigation of facts unless an officer, employee or agent of the Corporation responsible for making such transfer or determination or issuing Class A Common Stock pursuant to such conversion has substantial reason to believe, or unless the Board of Directors (or a committee of the Board of Directors designated for the purpose) determines that there is substantial reason to believe, that any affidavit or other document is incomplete or incorrect in a material respect or that an investigation would disclose facts upon which any determination referred to in paragraph (C)(2)(D) above should be made, in either of which events the Corporation shall make or cause to be made such investigation as it may deem necessary or desirable in the circumstances and have a reasonable time to complete such investigation; and~~

~~(ii) neither the Corporation nor any director, officer, employee or agent of the Corporation shall be liable in any manner for any action taken or omitted in good faith.~~

~~(I) The Corporation will not be required to pay any documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the conversion of shares of Class B Common Stock pursuant to this section (C)(2), and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.~~

2. Voting Rights. All rights to vote and all voting power (including, without limitation thereto, the right to elect directors) shall be vested exclusively in the holders of Common Stock, ~~voting together as a single class,~~ except as otherwise expressly provided ~~in this Third Amended and Restated Certificate of Incorporation~~ herein, in a Certificate of Designation with respect to any Preferred Stock or as otherwise expressly required by applicable law.

3. Cumulative Voting. No stockholder shall be entitled to exercise any right of cumulative voting.

4. Former Class A Common Stock. Immediately upon the effectiveness of the amendment to this Third Amended and Restated Certificate of Incorporation (the "Effective Time") reclassifying our previously authorized Class A Common Stock, par value $.01 per share (“Class A Common Stock”), to Common Stock, each share of Class A Common Stock of the Corporation issued and outstanding immediately prior to such effectiveness (including shares held in the treasury of the Corporation, if any) shall be reclassified and changed, ipso facto and without any other action on the part of the holder thereof, into one share of Common Stock. Following the Effective Time, certificates evidencing shares of Class A Common Stock shall continue to evidence the same number of shares of Common Stock.

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FIFTH:

(1) Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred on the Board of Directors by the DGCL or by the other provisions of this Third Amended and Restated Certificate of Incorporation, the Board of Directors is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Third Amended and Restated Certificate of Incorporation and the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

(2) Number, Election and Terms of Directors.

The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time by a majority of the directors then in office, subject to an increase in the number of directors by reason of any provisions contained in or established pursuant to Article FOURTH, but in any event shall not be less than one or more than 12, plus that number of directors who may be elected by the holders of any one or more series of Preferred Stock voting separately as a class pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in this Third Amended and Restated Certificate of Incorporation or the Board of Directors’ resolution providing for the establishment of any series of Preferred Stock. ~~Prior to the date on which the Transocean Companies shall first cease to own, either directly or indirectly, shares representing at least a majority of the votes entitled to be cast by the holders of the Voting Stock (such date hereinafter referred to as the “Trigger Date”), each director shall serve for a term ending on the next annual meeting and, notwithstanding the foregoing, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. Effective upon and commencing as of the Trigger Date, the~~ The directors, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately as a class pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in this Third Amended and Restated Certificate of Incorporation or the Board of Directors’ resolution providing for the establishment of any series of Preferred Stock, shall be divided into three classes: Class I, Class II and Class III. Each director shall serve for a term ending on the ~~Third~~ third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class I directors shall serve for a term expiring at the annual meeting of stockholders next following the date of their designation as Class I directors, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of stockholders next following the date of their designation as Class II directors, and the directors first designated as Class III directors shall serve for a term expiring at the ~~Third~~ third annual meeting of stockholders next following the date of their designation as Class III directors. Each director shall hold office until the annual meeting of stockholders at which that director’s term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. ~~To the extent practicable, the determination of which directors shall initially serve in which class shall be made by the Board of Directors prior to the Trigger Date; if no such determination has been made by such date, however, the determination will be made by the Board of Directors as soon as practicable after the Trigger Date.~~

At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes. Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his

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current term, or his earlier death, resignation or removal. The Board of Directors shall specify the class to which a newly created directorship shall be allocated.

~~Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.~~

(3) Removal of Directors.

~~Prior to the Trigger Date, any director of the Corporation or the entire Board of Directors may be removed from office as a director with or without cause by vote or other action of the holders of shares representing a majority of the votes entitled to be cast by the holders of the Voting Stock. Effective upon and commencing as of the Trigger Date, no~~ No director of the Corporation may be removed from office as a director by vote or other action of the stockholders or otherwise except for cause, and then only by the affirmative vote of the holders of shares representing a majority of the ~~votes entitled to be cast by the holders of the Voting Stock~~ voting power of the issued and outstanding shares of capital stock entitled to vote generally on the election of directors excluding any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any such dividend arrearages. Except as applicable law otherwise provides, cause for the removal of a director shall be deemed to exist only if the director whose removal is proposed: (i) has been convicted, or has been granted immunity to testify in any proceeding in which another has been convicted, of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (ii) has been found to have been negligent or guilty of misconduct in the performance of his duties to the Corporation in any matter of substantial importance to the Corporation by (A) the affirmative vote of at least eighty percent (80%) of the directors then in office at any meeting of the Board of Directors called for that purpose or (B) a court of competent jurisdiction; or (iii) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency affects his ability to serve as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect members of the Board of Directors voting separately as a class pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in this Third Amended and Restated Certificate of Incorporation or the Board of Directors’ resolution providing for the establishment of any series of Preferred Stock, any such director of the Corporation so elected may be removed in accordance with the provisions of this Third Amended and Restated Certificate of Incorporation or that Board of Directors’ resolution. The foregoing provisions are subject to the terms of any Preferred Stock with respect to the directors to be elected solely by the holders of such Preferred Stock.

(4) Vacancies.

Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until that director’s successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The foregoing provisions are subject to the terms of any Preferred Stock with respect to the directors to be elected solely by the holders of such Preferred Stock.

~~(5) Amendment of This Article FIFTH.~~

~~Effective upon and commencing as of the Trigger Date, in addition to any other affirmative vote required by applicable law, this Article FIFTH may not be amended, modified or repealed except by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all outstanding shares of the Voting Stock.~~

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SIXTH:

(1) Action by Written Consent; Special Meetings.

~~Prior to the Trigger Date, any action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of Voting Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.~~ Unless otherwise ~~provided~~ required by the DGCL, or by any provisions established pursuant to Article FOURTH hereof with respect to the rights of holders of one or more outstanding series of Preferred Stock, ~~effective upon and commencing as of the Trigger Date,~~ no action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, and the power of the stockholders of the Corporation to consent in writing to the taking of any action by written consent without a meeting is specifically denied. Unless otherwise ~~provided~~ required by the DGCL, or by any provisions established pursuant to Article FOURTH hereof with respect to the rights of holders of one or more outstanding series of Preferred Stock, special meetings of the stockholders of the Corporation may be called at any time only by the Chairman of the Board of Directors, if there is one, the President ~~and~~, the Chief Executive Officer of the Corporation, if there is one, or by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors ~~or a Transocean Company if it is a stockholder of the Corporation and the outstanding shares of Common Stock owned by the Transocean Companies represent at least fifteen percent (15%) of the votes entitled to be cast by the holders of the Voting Stock~~, and no such special meeting may be called by any other person or persons.

~~(2) Amendment of This Article SIXTH.~~

~~Effective upon and commencing as of the Trigger Date, in addition to any other affirmative vote required by applicable law, this Article SIXTH may not be amended, modified or repealed except by the affirmative vote of the holders of shares representing at least sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast by the holders of the Voting Stock.~~

SEVENTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, however, that this Article SEVENTH shall not eliminate or limit the liability of such a director (1) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, as the same exists or as such provision may hereafter be amended, supplemented or replaced, or (4) for any transactions from which such director derived an improper personal benefit. If the DGCL is amended after the filing of this Third Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by such law, as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH:

~~(1) Certain Acknowledgments.~~

~~In recognition and anticipation (i) that the Corporation may cease to be a wholly owned Subsidiary of Transocean Inc. or any affiliate, associate or successor thereof (collectively, “Transocean”) and that Transocean may be a stockholder of the Corporation, (ii) that directors, officers and/or employees of~~

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~~Transocean or of Affiliated Companies (as defined below) of Transocean may serve as directors and/or officers of the Corporation, (iii) that Transocean and its Affiliated Companies may engage and are expected to continue to engage in the same, similar or related lines of business as those in which the Corporation and its Affiliated Companies, directly or indirectly, may engage and/or other business activities, in each case that may overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and that Transocean and its Affiliated Companies may compete with the Corporation in any of such business lines and/or business activities, (iv) that Transocean and its Affiliated Companies may have an interest in the same areas of corporate opportunity as the Corporation and its Affiliated Companies, (v) that Transocean and its Affiliated Companies may engage in material business transactions with the Corporation and its Affiliated Companies, and (vi) that, as a consequence of the foregoing, it is in the best interests of the Corporation that the respective rights and duties of the Corporation and of Transocean and its Affiliated Companies, and the duties of any directors or officers of the Corporation who are also directors, officers or employees of Transocean or its Affiliated Companies, be determined and delineated in respect of any transactions between, or opportunities that may be suitable for both, the Corporation and its Affiliated Companies, on the one hand, and Transocean and its Affiliated Companies, on the other hand, and in recognition of the benefits to be derived by the Corporation through its continual contractual, corporate and business relations with Transocean (including possible service of officers, directors and employees of Transocean as officers, directors and employees of the Corporation), the provisions of this Article EIGHTH shall to the fullest extent permitted by law regulate and define the conduct of certain of the businesses and affairs of the Corporation in relation to Transocean and its Affiliated Companies and the conduct of certain affairs of the Corporation as they may involve Transocean and its officers, directors and employees, and the power, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. Any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, shall be deemed to have notice of and to have consented to the provisions of this Article EIGHTH.~~

~~(2) Certain Agreements and Transactions Permitted; Certain Fiduciary Duties of Certain Stockholders, Directors and Officers.~~

~~The Corporation may from time to time enter into and perform, and cause or permit any Affiliated Company of the Corporation to enter into and perform, one or more agreements (or modifications or supplements to pre-existing agreements) with Transocean or its Affiliated Companies pursuant to which the Corporation or its Affiliated Companies, on the one hand, and Transocean or its Affiliated Companies, on the other hand, agree to engage in transactions of any kind or nature with each other or with their Affiliated Companies and/or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other, including to allocate and to cause their respective directors, officers and employees (including any who are directors, officers or employees of both) to allocate opportunities between or to refer opportunities to each other. Subject to paragraph (4) of this Article EIGHTH, no such agreement, or the performance thereof by the Corporation or Transocean (or the grant or refusal to grant waivers thereunder), or any of their Affiliated Companies, shall to the fullest extent permitted by law be considered contrary to (i) any fiduciary duty that Transocean or any of its Affiliated Companies may owe to the Corporation or any of its Affiliated Companies or to any stockholder or other owner of an equity interest in the Corporation or any of its Affiliated Companies by reason of Transocean or any of its Affiliated Companies being a controlling or significant stockholder of the Corporation or any of its Affiliated Companies or participating in the control of the Corporation or of any of its Affiliated Companies or (ii) any fiduciary duty of any director or officer of the Corporation or of any of its Affiliated Companies who is also a director, officer or employee of Transocean or any of its Affiliated Companies to the Corporation or such Affiliated Company, or to any stockholder thereof. Subject to paragraph (4) of this Article EIGHTH, to the fullest extent permitted by law, neither Transocean nor any of its Affiliated Companies, as a stockholder of the Corporation or any of its Affiliated Companies, or participant in control of the Corporation or any of its Affiliated Companies, shall have or be under any fiduciary duty to refrain from entering into any agreement or participating in any transaction referred to above, and no director, officer or employee of the Corporation who is also a director, officer or employee of Transocean or any of its Affiliated Companies shall have or be under any fiduciary duty to the Corporation or any of its Affiliated Companies, to refrain from acting on behalf of the~~

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~~Corporation or any of its Affiliated Companies or of Transocean or any of its Affiliated Companies in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.~~

~~(3) Similar Activities or Lines of Business.~~

~~Except as otherwise agreed in writing between the Corporation and Transocean, Transocean shall to the fullest extent permitted by law have no duty to refrain from (i) engaging in the same or similar activities or lines of business as the Corporation (and/or its Affiliated Companies) and (ii) doing business with any client, customer or vendor of the Corporation (and/or its Affiliated Companies), and neither Transocean nor any officer, director or employee thereof (except as provided in paragraph (4) of this Article EIGHTH) shall to the fullest extent permitted by law be deemed to have breached its or his fiduciary duties, if any, to the Corporation by reason of Transocean’s engaging in any such activity. In the event that Transocean acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation (and/or its Affiliated Companies) and Transocean, Transocean shall to the fullest extent permitted by law have fully satisfied and fulfilled its fiduciary duty with respect to such corporate opportunity, and the Corporation to the fullest extent permitted by law renounces its interest in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its Affiliated Companies, if Transocean acts in a manner consistent with the following policy: a corporate opportunity offered to Transocean shall belong to Transocean, unless such opportunity was expressly offered in writing to Transocean solely in its capacity as a stockholder of the Corporation. In the case of any corporate opportunity in which the Corporation has renounced its interest in the previous sentence, Transocean shall to the fullest extent permitted by law not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that Transocean acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Corporation.~~

~~(4) Duties of Directors of the Corporation.~~

~~In the event that a director or officer of the Corporation who is also a director, officer or employee of Transocean acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation (and/or its Affiliated Companies) and Transocean, such director or officer shall to the fullest extent permitted by law have fully satisfied and fulfilled his fiduciary duty with respect to such corporate opportunity, and the Corporation to the fullest extent permitted by law renounces its interest in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its Affiliated Companies, if such director or officer acts in a manner consistent with the following policy: a corporate opportunity offered to any person who is an officer or director of the Corporation, and who is also an officer, director or employee of Transocean, shall belong to Transocean, unless such opportunity was expressly offered in writing to such person solely in his or her capacity as a director or officer of the Corporation. In the case of any corporate opportunity in which the Corporation has renounced its interest in the previous sentence, such director or officer shall to the fullest extent permitted by law not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a director or officer of the Corporation by reason of the fact that Transocean acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Corporation.~~

~~(5) Certain Definitions.~~

~~For purposes of this Article EIGHTH, “Affiliated Company” shall mean in respect of Transocean or any entity which is controlled by Transocean, controls Transocean or is under common control with Transocean (other than the Corporation and any entity that is controlled by the Corporation) and in respect of the Corporation shall mean any entity controlled by the Corporation.~~

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~~(6) Amendment of This Article EIGHTH.~~

~~Effective upon and commencing as of the Trigger Date, notwithstanding anything to the contrary elsewhere contained in this Third Amended and Restated Certificate of Incorporation of the Corporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all shares of voting stock then outstanding, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.~~

NINTH: The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or its securities, rights (the “Rights”) entitling the holders thereof to purchase from the Corporation shares of capital stock or other securities. The times at which and the terms upon which the Rights are to be issued will be determined by the Board of Directors and set forth in the rights agreement, rights certificates and other contracts or instruments that evidence the Rights. The authority of the Board of Directors with respect to the Rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share of the capital stock or other securities of the Corporation to be purchased upon exercise of the Rights;

(b) Provisions relating to the times at which and the circumstances under which the Rights may be exercised or sold or otherwise transferred, either together with or separately from, any other securities of the Corporation;

(c) Provisions that adjust the number or exercise price of the Rights or amount or nature of the securities or other property receivable upon exercise of the Rights in the event of a combination, split or recapitalization of any capital stock of the Corporation, any shareholder’s becoming the beneficial owner of more than a specified percentage of one or more classes or series of the outstanding securities of the Corporation, other changes in ownership of the Corporation’s securities or a reorganization, merger, consolidation, share exchange, sale of assets or other occurrence relating to the Corporation or any capital stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such Rights;

(d) Provisions that deny the holder of a specified percentage of one or more classes or series of the outstanding securities of the Corporation the right to exercise the Rights and/or cause the Rights held by such holder to become void;

(e) Provisions that permit the Corporation to redeem or amend the Rights;

(f) Provisions that allow the Corporation to exchange its securities or property for the Rights;

(g) Provisions which restrict specified actions or determinations with respect to the Rights to be made by only specified directors of the Corporation, among which limitations as to directors may be a limitation that actions or determination only be taken or made by a “continuing” member of the Board of Directors, while such person is a member of the Board of Directors who is not the owner of a specified percentage of securities, or an affiliate or associate of such an owner, or a nominee or representative of such an owner or of any such affiliate or associate, if (i) such person was a member of the Board of Directors prior to the time a person becomes such an owner or (ii) such owner’s nomination for election or election to the Board of Directors is recommended or approved by a majority of such then “continuing” members of the Board;

(h) The appointment of a Rights Agent with respect to the Rights; and

(i) Such other provisions relating to the Rights as may be determined by the Board of Directors.

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TENTH: The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. ~~In addition to any other affirmative vote required by applicable law, this Article TENTH may not be amended, modified or repealed except by the affirmative vote of the holders of shares representing at least eighty percent (80%) of the votes entitled to be cast by the holders of the Voting Stock.~~

ELEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or the stockholders or a class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agrees to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all of the creditors or class of creditors, and/or the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

- END -

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Annex B

TODCO

AUDIT COMMITTEE CHARTER

(as of February 8, 2006)

Purpose

The Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the Company’s financial statements contained in the annual report to stockholders; the Company’s systems of internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes in general. Consistent with this oversight function, the Audit Committee encourages continuous improvement of and fosters adherence to the company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective body to monitor the corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent auditors and internal audit function.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, the persons performing the internal audit function, and the Board of Directors.

Prepare the audit committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in the section on Committee Authority and Responsibilities.

Committee Membership

The Audit Committee shall consist of at least three active members of the Board, each of whom shall be independent directors, as defined by the New York Stock Exchange, the rules and regulations of the Commission and applicable law, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In no event shall an active or retired officer or employee of the Company be a member of the Committee.

The committee members and Chairman of the Audit Committee shall be appointed by the Board. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall qualify as an “audit committee financial expert” in compliance with the criteria established by the Commission and the New York Stock Exchange requirements that may be in effect from time to time.

Meetings

The Audit Committee shall meet as often as it determines but not less frequently than quarterly. The Committee should meet periodically with management, the person(s) performing the internal audit function and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

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Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, retain or terminate the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, review or attest engagements and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may establish policies and procedures for purposes of such pre-approval to the extent allowed by applicable law and regulations.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority to retain, dismiss or replace independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees and other retention terms for any advisors employed by the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

A.    With Regard to the Independent Auditors

1.	Review at least annually plans for the scope of the independent auditors’ activities, including the auditors’ performance of non-audit services, and expected fees to be incurred therefor, the auditors’ report of findings resulting from examination of the Company’s records and systems of internal accounting controls, and matters affecting their independence in the performance of the audit of Company accounts.

2.	Review with the person(s) performing the internal audit function and the independent auditors their annual audit plans, including the degree of coordination of the respective plans. The Committee should inquire as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal accounting controls.

3.	Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee, as representatives of the stockholders, and that these stockholder representatives have ultimate authority and responsibility to engage, evaluate, and if appropriate, terminate their services. To this end, the Committee will have the exclusive authority with regard to the appointment or discharge of the independent auditors.

4.	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend appropriate action to ensure the continuing independence of the auditors. Evaluate whether the provision of permitted non-audit services is compatible with maintaining the auditors’ independence.

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5.	Review and discuss, with the independent auditor, any audit problems or other difficulties encountered by the independent auditor in the course of the audit process, and management’s response, including any:

•	restrictions on the scope of the independent auditor’s activities or on access to requested information;

•	significant disagreements with management (and management’s responses to such matters);

•	accounting adjustments that were noted or proposed by the independent auditor but were passed (as immaterial or otherwise); and

•	management or internal control letter issued, or proposed to be issued, by the independent auditor to the Company.

6.	Review and discuss reports from the independent auditors on:

•	All critical accounting policies and practices to be used;

•	All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Management, including ramification of the use of such alternative disclosures and treatments; and the treatment preferred by the independent auditors;

•	Other material written communications between the independent auditors and the Management, such as any management letter or schedule of unadjusted differences.

7.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

8.	Review and obtain a report, at least annually, by the independent auditor describing:

•	the firm’s internal quality control procedures; and

•	any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audits conducted by the firm, and any steps taken to address any such issues.

B.	With Regard to the Company’s Financial Statements and Footnotes, and Internal Accounting Control Systems

1.	Review the Annual Report and footnotes thereto prior to its publication, and discuss with the independent auditors any significant transactions not a normal part of the Company’s business, significant adjustments proposed by them, and comments submitted by the independent auditors concerning the Company’s system of internal accounting control together with Management’s actions to correct any deficiencies noted.

2.	Review and discuss the financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis,” included in the Annual Report and each Quarterly Report with management and the independent auditors prior to filing to monitor adequacy of disclosure.

3.	Review with the independent auditors the quality, not just the acceptability, of the company’s accounting principles as applied in its financial reporting in terms of clarity of disclosures, degree

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of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by the Company in preparing the financial disclosures.

4.	Review steps taken to assure compliance with the Company’s Code of Business Conduct and Ethics.

5.	Review transactions or relationships between the Company and any Director, Officer, or shareholder owning more than 5% of the Company’s common stock (including any family members of the foregoing), and make recommendation to the Board of Directors concerning whether such relationships should continue.

6.	Ascertain that appropriate reporting of such transactions or relationships is made to the Commission or other regulatory agencies.

7.	Review the quality and depth of staffing of the Company’s financial and accounting personnel.

8.	Review and discuss the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the independent auditors or management, and the Company’s disclosure controls and procedures and management reports thereon. The Audit Committee will also review the annual attestation and report of the independent auditors on management’s evaluation of the Company’s internal controls and procedures for financial reporting.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein or instances of fraud involving management or other employees who have a significant role in the Company’s internal controls.

10.	Review and discuss with management and the independent auditors the annual audited financial statements, and based upon the review and discussion decide whether to recommend to the Board that the audited financial statements should be included in the Company’s Form 10-K.

C.	With Regard to the Company’s Internal Audit Function

1.	Review the scope of the internal audit activities, reports of findings resulting from the examination of the Company’s records, operations, and systems of internal accounting controls, and matters affecting the independence of the person(s) performing the audit of Company accounts, including the cooperation received from Management during the course of any audit, and the extent of any restrictions that may have affected their examination.

D.	Other Responsibilities

1.	Review expense accounts and executive perquisites of the Company’s senior officers.

2.	Review litigation involving claims by shareholders of wrongdoing by or against directors, officers, or independent auditors of the Company.

3.	Review and update this Charter periodically, at least annually, as conditions dictate.

4.	Annually review the Audit Committee’s own performance.

4

5.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.	The Audit Committee shall, periodically, in light of the experience of the Company, review the Code of Business Conduct and Ethics, and when necessary or desirable, make recommendations to the Board of Directors designed to help ensure (i) its continued conformance to applicable law, and (ii) that any weaknesses revealed through monitoring, auditing and reporting systems are eliminated or corrected.

7.	Review earnings press releases with management, including review of “non-GAAP” information.

8.	Discuss with management financial information and earnings guidance provided to analysts and rating agencies.

9.	Establish hiring policies, compliant with the rules of the New York Stock Exchange and the rules and regulations of the Commission, for employees or former employees of the independent auditor.

10.	Review and discuss the Company’s guidelines and policies with respect to risk assessment and risk management. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the personnel performing the internal audit function together with management’s responses.

11.	Review activities of the Company’s internal audit function, procedures and results, and coordination with independent auditors. Regularly review the continued overall effectiveness of the internal audit function as required under relevant law and New York Stock Exchange listing rules.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

Unless he or she believes to the contrary (in which case, he or she will advise the Audit Committee of such belief), each member of the Audit Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal and other information provided to the Audit Committee by such persons or organizations.

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ANNUAL MEETING OF STOCKHOLDERS OF

TODCO

May 9, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

Please Sign, Date and Return Promptly in the Enclosed Envelope.
☒
Please mark your vote in Blue or Black ink as shown here

1. ELECTION OF CLASS II DIRECTORS:

FOR all nominees ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐
	for all nominees	(See instructions below)

NOMINEES: Thomas M Hamilton, Thomas R. Hix

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.

	FOR	AGAINST	ABSTAIN
2. Amendment of Article Fifth of the Company’s Charter to remove references to Transocean	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Deletion of Article Eighth of the Company’s Charter to remove references to Transocean	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. Amendment of Articles Fourth, Fifth and Sixth of the Company’s Charter to eliminate supermajority voting requirements	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. Deletion of Article Tenth of the Company’s Charter to eliminate supermajority voting requirements	☐	☐	☐

	FOR	AGAINST	ABSTAIN
6. Amendment of Article Fourth to eliminate Class B Common Stock and provide for Single Class of Common Stock	☐	☐	☐

	FOR	AGAINST	ABSTAIN
7. Amendment of Article Fourth to permit issuance of stock dividends	☐	☐	☐

	FOR	AGAINST	ABSTAIN
8. Authority to Amend and Restate the Charter to Reflect amendments approved by the stockholders	☐	☐	☐

9. On any other business that may properly come before the Annual Meeting, in the discretion of the proxies, hereby revoking any proxy or proxies heretofore given by the undersigned

To change the address on your record, please check the box at right and indicate your new address in the address space above. Please note that change to the registered name(s) on the account may not be submitted via this method.			☐

To include any comments, please mark this box. ☐

Note:	Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
		Date Signature of Stockholder	Date Signature of Stockholder

PROXY

TODCO

Board of Directors Proxy for the Annual Meeting of Stockholders at 10:00 a.m., Tuesday, May 9, 2006

Westchase Hilton Hotel, 9999 Westheimer, Houston, Texas

The undersigned stockholder of TODCO (the “Company”) hereby appoints Jan Rask and Randall A. Stafford, or either of them, each with full power of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and any adjournment(s) thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO AN ITEM, THIS PROXY WILL BE VOTED (1) “FOR” EACH OF THE CLASS II DIRECTOR NOMINEES AND (2) “FOR” APPROVAL OF PROPOSALS 2 THROUGH 8 AMENDING CERTAIN PROVISIONS OF THE COMPANY’S CHARTER. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (9). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

(Continued and to be signed on the reverse side)

TODCO
P.O. BOX 11139
NEW YORK, NY 10203-0139

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